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[LOGO] SunAmerica
          The Retirement Specialist



                                   [GRAPHIC]




      E Q U I T Y  F U N D S
          2000 Annual Report

                              Balanced Assets Fund

                               Blue Chip Growth Fund

                                New Century Fund

                                 Growth and Income Fund

                                  "Dogs" of Wall Street Fund


 [LOGO]SunAmerica
       Mutual Funds

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[LOGO OF SUNAMERICA]


     From the SunAmerica Domestic Equity Investment Team

     Donna Calder

     Brian Clifford

     Jeff Easter

     Francis Gannon

     Nancy Kelly

     Soohwan Kim

     James Monaghan

     Richard Murphy

     Chad Palumbo

     Heather Rice

     Dear Shareholders:

       There was significant divergence in the performance of the major equity indices from the first half of the annual period ended September 30, 2000 to the second, and volatility dominated the equity markets throughout. Given this environment, we are extremely pleased to report that all five of the actively managed SunAmerica Equity Funds outperformed both their peers and their index benchmarks.*

     Market Review

       Robust economic growth drove the indices to double-digit returns in the first half of the fiscal year, while slower GDP growth, the ripple effects of six interest rate hikes by the Federal Reserve Board, and higher oil prices led to flat to negative index returns in the second half. Overall, growth outperformed value for the annual period.

      Cumulative Returns*

                       10/1/99 - 3/31/00 4/1/00 - 9/30/00 10/1/99 - 9/30/00
       S&P 500 Index         17.50%           -3.60%            13.28%
       Russell 3000
        Growth Index         34.88%           -8.40%            23.87%
       S&P Midcap 400
        Index                32.06%            8.45%            43.21%

     ------
     * Past performance is no guarantee of future results.

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       The fourth calendar quarter of 1999 experienced significant strength in the equity markets, as domestic economic growth and corporate earnings gains remained impressive with few signs of inflation. However, equity market strength was relatively narrow and confined primarily to the technology and telecommunications sectors across all capitalizations.

       The year 2000 began with weakness in the broad equity markets, as investors looked toward a number of possible Federal Reserve Board interest rate increases. The markets experienced the worst January since 1990 and the fourth worst since 1947. This trend continued in February, with a sell off of such "Old Economy" sectors as manufacturing and other cyclical industries. However the "New Economy" sectors--technology, telecommunications and biotechnology--continued to do well. Market volatility intensified in March amid valuation concerns in the technology and biotechnology area. Sectors such as financials, energy, and healthcare bounced back at this time.

       The sell-off that began mid-March continued during the first half of the second calendar quarter. The divergent sentiment toward "Old Economy" vs. "New Economy" sectors continued. In addition, the near-certain prospect of higher interest rates and the subsequent gradual slowdown in economic growth, combined with a modest pickup in inflation, negatively affected the broad U.S. equity markets. The S&P 500 Index fell almost 10% from March 24 through May 23, and the NASDAQ Composite lost approximately 40%. The large-cap stock market finally found its footing in June when it seemed that the Fed could be induced to delay additional interest rate hikes based on signs of a slowing economy.

       Persistent concerns about rising energy prices, an appreciating dollar, a slowing U.S. economy and how these factors would impact company revenues and earnings caused volatility in stocks across all market capitalizations through the end of the third quarter of 2000. In fact, while September is historically the toughest month for the equity market, this September was the worst for the NASDAQ Composite in its 29-year history and for the Dow Jones Industrial Average since 1986. For the first time since 1991, the S&P 500 Index ended the third quarter with a negative year-to-date return.

     Market Outlook

       For several reasons, our long-term outlook for the equity markets is generally favorable.

         . Ongoing Economic Expansion. While economic growth is moderating, the U.S. is in the tenth year of economic expansion, labor productivity is still high, and inflationary pressures remain

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           low. If we are correct that a sustained economic slowdown has begun, then the Federal Reserve Board's monetary tightening cycle is at or near an end.

         . Solid Earnings Growth. We continue to expect strong company profits and double-digit earnings growth for the years 2000 and 2001.

         . Improved Currency Picture. The U.S. dollar climbed higher against most major currencies over the annual period, pushing the euro to all-time lows. However, late in the period, joint central bank intervention seems to have arrested, though not reversed, the euro's decline.

         . Declining Oil Prices. While still high, oil prices have come down from over $35 a barrel to $30.84 on September 29th, following President Clinton's initiative in mid-September regarding the release of 30 million barrels of oil from the Strategic Petroleum Reserve.

         . Reduction in Treasury Supply. For the full year 2000, the U.S. Treasury is anticipated to buy back roughly $30 billion of its own longer-dated issues with budget surplus monies. This should help equity market valuations.

         . Strong Merger and Acquisition Activity. The cash flow into and within corporate America through mergers and acquisitions continues to be a strong positive for the U.S. equity markets.

     At the same time, we expect volatility and heavy sector rotation to continue. The primary risks we see ahead include:

         . High Energy Prices. While oil prices have come down, high energy prices are noticeably diminishing consumer purchasing power and slowing demand in the economy. A prolonged spike in the cost of oil is bound to crimp U.S. economic growth.

         . Election Year Uncertainty. Historically there is often a "honeymoon rally" in the equity markets following Presidential elections. However, campaign rhetoric and uncertainty surrounding any new administration regarding the future of taxes, budget surpluses, and other issues may increase volatility before the election and even more so after November 7th.

         . European Economic Growth. In Europe, inflationary concerns center around the weak euro. Yet pricing pressures have been remarkably dormant, and there seems to be ample spare capacity in both the goods and labor markets. Still, we believe more tightening is required by the European Central Bank over the next twelve months.

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         .  Earnings Disappointments. Not all companies will live up to earnings expectations. Should larger companies disappoint, the market may again temporarily stumble.

       Given this outlook, we intend to focus your Funds' investments in quality companies that we believe present high growth opportunities.

       With this backdrop, we are pleased to present you with a portfolio review of each of the SunAmerica Equity Funds on the following pages.

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     SunAmerica Balanced Assets Fund

             SunAmerica Balanced Assets Fund Class A outperformed its category average for the annual period with a cumulative return of 15.69% for the twelve months ended September 30, 2000, as compared to 11.31% for the Lipper Balanced Category./1/ The Fund's benchmark, a blended index (55% S&P 500 Index; 45% Lehman Intermediate Government Bond Index), returned 10.41% for the same period. (See chart below. Returns do not reflect the impact of sales charges.)


SunAmerica Balanced Assets Fund (10-1-99 through 9-30-00)

                                    [GRAPH]

                                                   Blended Index
            SunAmerica         Lipper            55% S&P 500 Index,
             Balanced         Balanced           45% Lehman Brothers
          Assets Fund(2)     Category(1)    Intermediate Gov't Bond Index(3)

              15.69%           11.31%                  10.41%

                            Average Annual Returns

                                                    Return
                                                     Since
                                                   Inception
                           1 yr    3 yr    5 yr    (9/24/93)

A Shares
  At Net Asset Value      15.69%  15.59%  16.36%     14.57%

A Shares
  With Maximum
  Sales Charge             9.04%  13.33%  14.99%     13.61%

(1) Past performance is no guarantee of future results.
(2) Does not include sales charge.
(3) Index performance is hypothetical and is not indicative of any mutual fund investment.

     Portfolio Review

             Your Fund's strong performance was primarily attributable to a higher exposure to equities (73.0% as of 9/30/00) than the traditional balanced fund and to a neutral-to-the-Index duration in its fixed income allocation. Sector selections within the Fund's equity position were also key.

             Technology. We remained overweighted in the technology sector throughout the annual period, although we did reduce the Fund's weighting here in the second half, taking profits in some semiconductor, internet, personal computer, and wireless companies. We remained focused on the fiber optics sub-sector through such companies as Corning and Juniper Networks.

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             Energy. We increased the Fund's overweighting in the energy sector, and select drilling and oil service stocks in particular, because as oil prices have risen, demand for drilling equipment has increased. Such companies as Exxon Mobil, Royal Dutch Petroleum, Chevron, Schlumberger, Halliburton, Baker Hughes, and Transocean Sedco Forex each positively contributed to the Fund's performance.

             Financial Services. Neutrally weighted, we focused on large money center banks, such as Citigroup and Chase Manhattan, and asset management companies, such as Morgan Stanley Dean Witter and Merrill Lynch. The Fund also benefited during the period from the acquisition of PaineWebber Group, Inc. by UBS. We continued to hold such regional bank names as Summit Bancorp, FleetBoston Financial Corp., Bank of New York, and Mellon Financial Corp.

             Healthcare. We slightly increased the Fund's allocation to the healthcare sector, moving from an underweighted to a market-weighted position. We focused on large-cap pharmaceuticals, such as Merck, Johnson & Johnson, Pfizer, and Schering-Plough, and on manufacturers, such as ALZA and Teva Pharmaceuticals, which have benefited from the growing appeal of generic drugs. We also had positions in the strongly performing biotechnology sub-sector, through such companies as Amgen, Biogen, and Genentech.

             Fixed Income. Staying true to our conservative strategy, we maintained a neutral duration for most of the period, as the Federal Reserve Board remained in a tightening mode. Also, we invested primarily in U.S. Treasuries, which outperformed most other fixed income sectors for the twelve months. The Fund held smaller positions in high quality corporate bonds and U.S. government agencies.

     Winners and Losers

             Cisco Systems, EMC, and General Electric were additional top performers for the Fund. On the flip side, Lucent Technologies, AT&T, and WorldCom, which we continue to hold due to favorable fundamentals, and Alcoa were disappointments.

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     SunAmerica Blue Chip Growth Fund

             SunAmerica Blue Chip Growth Fund significantly outperformed both the S&P 500 Index and its peers for the twelve months ended September 30, 2000. Blue Chip Growth Class A posted a cumulative return of 34.66% compared to 13.28% for the S&P 500 Index and 30.33% for the Lipper Large-Cap Growth Category./1/ (See chart below. Returns do not reflect the impact of sales charges.)


SunAmerica Blue Chip Growth Fund (10-1-99 through 9-30-00)

                                    [GRAPH]

                        SunAmerica         Lipper
                        Blue Chip     Large Cap Growth   S&P 500
                       Growth Fund(2)    Category(1)     Index(3)

                          34.66%           30.33%         13.28%

                            Average Annual Returns

                                                    Return
                                                     Since
                                                   Inception
                           1 yr    3 yr    5 yr    (9/24/93)

A Shares
  At Net Asset Value      34.66%  24.48%  23.90%     19.68%

A Shares
  With Maximum
  Sales Charge            26.92%  22.04%  22.44%     18.67%

(1)  Past performance is no guarantee of future results.
(2)  Does not exclude sales charge.
(3) Index performance is hypothetical and is not indicative of any mutual fund investment.

     Portfolio Review

             Your Fund benefited primarily from effective sector allocation and from enhanced diversification across the sector spectrum without increasing the portfolio's total number of holdings. At September 30, 2000, the portfolio held 73 names.

             Technology. We remained overweighted in the technology sector throughout the annual period, but did reduce the Fund's weighting here during the second half. We focused on select software companies, such as BEA Systems and i2 Technologies, fiber optics companies, such as CIENA, and satellite-based telecommunications companies, such as General Motors.

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             Capital Goods. We maintained the Fund's overweighting here, focusing on companies benefiting from technology and telecommunications improvements. For example, SPX Corp. is a capital goods company in the portfolio that recently spun out to the public its fiber optic business known as INRANGE Technologies.

             Retail. Given the ongoing strong economy and healthy consumer spending, we built a strong position within the retail sector during the first half of the year. For most of the annual period, the Fund benefited from its positions in Home Depot, Wal-Mart, and sunglass manufacturer Oakley, Inc.

             Other. We increased the Fund's weightings in energy, healthcare, and financial services, as these sectors began to rebound toward the end of the first calendar quarter. We also kept between 5% and 10% of the Fund's assets in cash to capitalize on periodic market imbalances or specific stock weaknesses.

     Winners and Losers

             Other top performers included Integrated Device Technology, Juniper Networks, Nortel Networks, Sun Microsystems, Tyco, Corning, and General Electric. We also took profits in several companies that had big gains in 1999, such as Yahoo!, QUALCOMM, and Nokia-- each of which we sold before their stocks declined.

             Lucent Technologies, Microsoft and AT&T Liberty Media disappointed, but we continue to hold these stocks, as each continues to be a leader in its respective industry.

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     SunAmerica Growth Opportunities Fund

             SunAmerica Growth Opportunities Fund significantly outperformed both the S&P 400 MidCap Index and its peers for the twelve months ended September 30, 2000. SunAmerica Growth Opportunities Class A posted a cumulative return of 102.04% compared to 43.21% for the S&P 400 MidCap Index and 53.43% for the Lipper Multi-Cap Growth Category./1/ (See chart below. Returns do not reflect the impact of sales charges.)

             Mid-capitalization growth stocks were the best performing U.S. equity sector for the fiscal year, outperforming both their large-cap and small-cap brethren. Furthermore, growth stocks outperformed value stocks, and so your Fund benefited significantly from its strong growth bias. Still, volatility dominated the mid-cap equity market as well as the broader equity markets, making the Fund's performance especially notable.


SunAmerica Growth Opportunities Fund (10-1-99 through 9-30-00)

                                    [GRAPH]

                        SunAmerica         Lipper
                          Growth         Multi Cap       S&P 400
                       Opportunities       Growth        Mid Cap
                          Fund(2)        Category(1)     Index(3)

                         102.04%           53.43%         43.21%

                            Average Annual Returns

                           1 yr    3 yr    5 yr      10 yr

A Shares
  At Net Asset Value     102.04%  43.42%  32.27%     25.07%

A Shares
  With Maximum
  Sales Charge            90.42%  40.62%  30.72%     24.33%

(1) Past performance is no guarantee of future results.
(2) Does not include sales charge.
(3) Index performance is hypothetical and is not indicative of any mutual fund investment.

     Portfolio Review

             Security selection was key to the Fund's outperformance. The Fund overweighted the leading companies in the top performing technology, energy and healthcare sectors. We maintained underweightings throughout the fiscal year in the poorly performing consumer cyclicals, basic materials and retail sectors. Investment decisions over the annual period continued to be made on a security-by-security basis.

             Technology. The Fund's overweighting in the technology sector during the fourth quarter of 1999 was particularly significant because the equity markets were bolstered primarily by a technology sector-driven rally at the end of 1999. Within this sector, we focused on the software, semiconductor capital equipment, internet infrastructure, storage area networking and application service provider sub-sectors during the first half of the year and added a focus on the fiber optics and telecommunications sub-sectors in the second. New names added to the portfolio during the period included Newport Corp. and Zygo Corp., both of which were winners for the Fund.

             Energy. We recognized a fundamental shift in the energy industry early in 2000, as a sustained rally in the price of oil began and major oil producers planned to increase capital expenditures with a focus on the business of oil exploration. We overweighted the Fund's position in the energy sector in oil services and offshore drillers, including contract drillers in the Gulf of Mexico. Fund holdings Rowan, Halliburton and Baker Hughes each performed well. We continue to believe that earnings growth strength, increased utilization demand and attractive valuations will likely keep these stocks moving upward.

             Healthcare. During the first half of the fiscal year, we moved almost entirely out of the pharmaceuticals portion of the healthcare sector and increased the Fund's allocation to biotechnology companies. Two very important facts portend greater and faster developments in biotechnology. First, the number of drug approvals is increasing. Second, an increasing number of biotech companies are profitable. As a result, the capital markets are financing the growth and development of an increasing number of new biotech companies, which are successfully bringing products to market at an unprecedented rate. Holdings in industry leaders such as IDEC Pharmaceuticals and Genentech benefited Fund performance.

             Disciplined sell criteria are as important as buy criteria. To the benefit of the Fund, we began to reduce its overweightings in technology and biotechnology at the end of March, just before these sectors significantly sold off amidst valuation concerns and some of the value-oriented cyclical sectors, such as energy, came into favor.

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             The Fund's focus remained on those companies that are leaders in emerging sectors and are exhibiting high sustainable growth. Typically, the Fund looks to own companies that are early in their growth trajectory and are under-analyzed and under-owned because of their mid-cap orientation.

     Winners and Losers

             Other strong performers included JNI Corp., BEA Systems and Brocade Communication Systems in the technology sector, and Curagen in the biotechnology sector, and Global Marine and Marine Drilling in the energy sector.

             As reflected in the Fund's performance, we are pleased to report that there were few disappointments amongst the portfolio's holdings. Citrix Systems, a computer software company, and Interliant, an application service provider, performed below expectations. Portfolio holdings are continually monitored in an effort to screen for those positions that no longer fit the Fund's strict investment criteria.

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     SunAmerica New Century Fund
     (formerly SunAmerica Small Company Growth Fund)

             SunAmerica New Century Fund significantly outperformed its benchmark and its peers for the twelve months ended September 30, 2000. SunAmerica New Century Fund Class A posted a cumulative return of 72.74% compared to 23.87% for the Russell 3000 Growth Index and 63.89% for the Lipper Mid-Cap Growth Category./1/ (See chart below. Returns do not reflect the impact of sales charges.)

             As indicated in the Fund's semiannual report, we changed the name of the Fund (formerly known as Small Company Growth Fund) to the SunAmerica New Century Fund, effective April 3, 2000. We believe that the new name more accurately reflects our emphasis on the companies and industries driving positive change in the 21st century. The Fund's management team remains the same as do its principal investment practices.


SunAmerica New Century Fund (10-1-99 through 9-30-00)

                                    [GRAPH]

                        SunAmerica         Lipper        Russell
                        New Century        Mid Cap     3000 Growth
                          Fund(2)        Category(1)     Index(3)

                          72.74%           63.89%         23.87%

                            Average Annual Returns

                           1 yr    3 yr    5 yr       10 yr

A Shares
  At Net Asset Value      72.74%  25.62%  23.37%     25.36%

A Shares
  With Maximum
  Sales Charge            62.81%  23.16%  21.91%     24.61%

(1) Past performance is no guarantee of future results.
(2) Does not include sales charge.
(3) Index performance is hypothetical and is not indicative of any mutual fund investment.

     Portfolio Review

             The Fund benefited most from its growth-oriented strategy and its effective sector allocation.

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             Technology and Telecommunications. While overweight the
           technology and telecommunications sectors in the first half of the annual period, we have since reduced the Fund's allocation here. We significantly trimmed the Fund's positions in Internet content and software companies, including BroadVision, Vignette, Art Technology Group, and Critical Path, and we sold computer software company Entrust Technologies. We focused on three main trends.

           . The Race for Broadband on the Internet. We believe that three emerging technologies--optical networking, core IP routing, and broadband wireless transmission--have the promise to boost the Internet's capacity, speed, reliability and flexibility. The transition from copper to these new technologies is driving explosive growth in fiber optics systems. The primary beneficiaries of this trend include industry leaders and Fund holdings Juniper Networks, Redback Networks, and Avanex.

           . The Need for Better Networking and Data Storage. We expect growth in data storage and storage networking to be explosive, as business activity continues to move online and corporations need to move, manage, access, back up, protect and store their data. This will be accomplished with Storage Area Networks
              (SANs) as well as caching technology, the two biggest growth markets in storage. The Fund added Brocade (network switches), VERITAS (network management software) and BEA Systems (e-commerce infrastructure software) to its holdings. We believe these companies, as well as the Fund holding Network Appliance, Inc. (SANs and caching hardware), are and should continue to be the primary beneficiaries of this trend.

           . The Approach of Personal Digital Appliances (PDAs). Advances in wireless-access technology are also visible in the migration from PCs to handheld devices, known as PDAs. Currently, we believe these handheld Internet devices represent a largely untapped market, but are poised to take off when the 3G global wireless network standard is adopted.

             Healthcare. We maintained the Fund's overweighting in biotechnology, as an incredible amount of development is taking place in this sub-sector, particularly in research into therapies for cancer and inflammatory conditions. In addition, we concentrated on genomics companies, which are enabling the development of new therapies through the discovery, analysis and expression of genes and proteins. We believe biotech is going to be an exciting and profitable place to be invested over the next three to five years. We also established a position during the period in specialty pharmaceuticals through such companies as Biovail and ALZA Corp. These specialty pharmaceuticals, which tend to have more consistent revenues and earnings growth and more diversified product lines, successfully served as a defensive play for the Fund in a highly volatile market.

             Energy. The oil services companies that we bought in December 1998 experienced their first turnarounds in quarterly earnings during the first quarter of 2000 and performed well through September 2000. The price of oil and gas rose due to growing demand, declining inventories and low production. By the second calendar quarter, we trimmed our oil services positions and redeployed those assets into land drillers. We added to the Fund's position in Nabors Industries and bought Apache and Devon Energy. As oil prices continued to rise and drilling activity picked up, these holdings contributed to Fund performance.

             Other. In identifying industries that will drive change in the future, we established a position in alternative power producers, i.e. low cost producers of electric power generated from natural gas. These companies are benefiting from an increasingly deregulated utilities industry. We bought Calpine, Dynegy, and Southern Energy for the Fund's portfolio.

     Winners and Losers

             Other winners for the Fund included CIENA, Myriad Genetics, Network Appliance, and Talbots. There were, of course, also a few disappointments. Biotechnology company Alkermes lagged in performance, as did several of the satellite-based direct TV stocks, which slowed down after huge subscriber growth earlier in the year. These companies include Pegasus Communications and EchoStar Communications. We continue to hold these stocks, as the fundamentals of each continue to be strong, and we believe subscriber growth will reaccelerate.

     SunAmerica Growth and Income Fund

             SunAmerica Growth and Income Fund outperformed its category average and its benchmark for the annual period. Growth and Income Class A returned 27.64% on a cumulative basis compared to 13.28% for the S&P 500 Index and 17.80% for the Lipper Large-Cap Core Category for the twelve months ended September 30, 2000./1/ (See chart below. Returns do not reflect the impact of sales charges.)

SunAmerica Growth and Income Fund (10-1-99 through 9-30-00)

                                    [GRAPH]

                        SunAmerica         Lipper
                        Growth and     Large Cap Core    S&P 500
                      Income Fund(2)     Category(1)     Index(3)

                          27.64%           17.80%         13.28%

                            Average Annual Returns

                                                    Return
                                                     Since
                                                   Inception
                           1 yr    3 yr    5 yr     (7/1/94)

A Shares
  At Net Asset Value      27.64%  20.86%  25.72%     24.04%

A Shares
  With Maximum
  Sales Charge            20.30%  18.50%  24.24%     22.87%

(1) Past performance is no guarantee of future results.
(2) Does not include sales charge.
(3) Index performance is hypothetical and is not indicative of any mutual fund investment.

     Portfolio Review

             Your Fund benefited primarily from a strong "barbell approach" to stock selection, which balances holdings between growth and value sectors. It also benefited from a more highly invested and diversified portfolio, which included a total of 87 names at the end of the fiscal year. More specifically, the Fund was overweighted on the growth side in the technology sector and on the value side in the energy and utilities sectors. We also took profits in some growth names that had performed well last year and redeployed those assets into select names in various other value sectors after they got hit by what we believe are temporary setbacks in their stock prices. For example, we established positions in Ford Motor Co. and Bristol-Myers Squibb during the second half of the period, based on the premise that these companies may soon rebound to their historical growth paths.

             Growth Sectors. The Fund's largest weighting was in the information technology sector. Top holdings included EMC Corp., Corning, Inc., Cisco Systems, Inc, Juniper Networks, Inc. and IBM Corp. Fund performance continued to benefit from holdings in the media and broadcasting industry, which did well with advertising revenue from the Presidential election and the Olympics. We trimmed the Fund's position in this sector however, selling CBS and Viacom after their merger. We continued to hold such companies as Comcast and Liberty Media.

             Value Sectors. Within the overweighted energy sector, major oil company Exxon Mobil was the Fund's largest holding and one of its top performers. Natural gas companies also did well, including Coastal Corp., which was acquired by El Paso Energy Corp., during the period. In the utilities sector, Enron was one of the Fund's top ten holdings and a top performer as well. Duke Energy, an integrated energy company delivering both electricity and natural gas to customers through the U.S. and abroad, also added yield to the Fund's returns.

             As was the case for all of SunAmerica's actively-managed large-cap equity funds, the Growth and Income Fund benefited from underweighted positions in the poorly performing basic materials sector, including paper, chemicals and aluminum, and the consumer durables sector.

     Winners and Losers

             Other winners for the Fund included General Electric and Tyco International Ltd. The Fund's disappointments included Alcoa, DuPont, Microsoft and Lucent Technologies.

     SunAmerica "Dogs" of Wall Street Fund

             Value investing remained out of favor for the annual period overall, with investors still favoring growth-oriented stocks. It is important to note that this Fund is a passively managed, quantitative "black box" model. Thus, analyzing the underlying fundamentals of the stock market or individual stocks is not considered a primary concern in the management of this Fund.

             SunAmerica "Dogs" of Wall Street Fund Class A returned -14.09% on a cumulative basis for the twelve months ended September 30, 2000.* (Return does not reflect the impact of sales charges.) Many of the "Dogs" continue to sell at attractively low price/earnings multiples.

     Portfolio Review

             The Fund was impacted by the "Old Economy," economically-sensitive stocks that it holds, such as Philip Morris, Sherwin-Williams, and Hershey Foods. In addition to these three, the largest holdings of the 30 stocks held in the portfolio as of September 30, 2000 were American Home Products, J.P. Morgan & Co., Air Products & Chemicals, Emerson Electric, Raytheon Co., Exxon Mobil, and SBC Communications. We continue to believe that these solid companies stand to profit from continued sector rotation.

             The periods of value outperformance during the fiscal year reaffirm our belief that the Fund is an integral component of a well-diversified portfolio. For example, when value investing was in favor, such as during the third calendar quarter of 2000, and the market broadened somewhat, the Fund did comparatively well, producing a quarterly return on Class A shares of 3.09%, as compared to -0.97% for the S&P 500 Index for the same quarter. However, this was not enough to offset the dominating growth bias of the fiscal year overall. At the end of 2000, the Fund will be rebalanced to reflect our "Dogs" for the year 2001.

             We believe our "Dogs" of Wall Street strategy offers greater diversification than the traditional Dow 10 strategy as an important risk-management tool and the potential for strong total return through a combination of capital appreciation and dividend income.

           ------
           * Past performance is no guarantee of future results.

    SunAmerica Equity Funds
    STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2000



                            Balanced     Blue Chip       Growth          New        Growth and    "Dogs" of
                             Assets        Growth     Opportunities    Century        Income     Wall Street
                              Fund          Fund          Fund           Fund          Fund          Fund
                          -----------------------------------------------------------------------------------
ASSETS:

Investments securities,
 at value*..............  $519,355,146  $207,580,661  $298,877,811   $367,317,786  $333,848,865  $ 52,755,736
Short-term securities*..    19,933,911           --            --             --            --            --
Repurchase agreements
 (cost equals market)...     4,227,000    31,983,000   105,277,000     23,957,000    14,282,000     1,528,000
Cash....................        10,367           894           740            872           911         3,903
Receivable for
 investments sold.......    14,265,557       937,553     6,682,717     18,657,097     1,749,475           --
Interest and dividends
 receivable.............     2,060,247        92,092        57,864         33,987       157,275       133,623
Receivable for shares of
 beneficial interest
 sold...................     1,140,586       389,889     9,150,840        550,281     1,621,957        34,909
Prepaid expenses........         6,989         2,129         2,126          3,438         3,858        17,990
Receivable from
 investment adviser.....         2,128           343           --             --          1,598        30,537
                          ------------  ------------  ------------   ------------  ------------  ------------
 Total assets...........   561,001,931   240,986,561   420,049,098    410,520,461   351,665,939    54,504,698
                          ------------  ------------  ------------   ------------  ------------  ------------
LIABILITIES:

Payable for investments
 purchased..............    35,555,117    11,028,561    35,238,002     15,475,506     6,444,431           --
Payable for shares of
 beneficial interest
 redeemed...............       480,863       220,025     4,310,876      4,798,339       443,128       254,164
Accrued expenses........       331,937       172,158       158,751        251,144       189,962       129,667
Investment advisory and
 management fees
 payable................       323,279       143,520       217,500        240,350       214,831        16,145
Distribution and service
 maintenance fees
 payable................       268,394       108,803       187,046        183,912       217,013        41,221
Dividends payable.......         2,769           --            --             --            --            --
                          ------------  ------------  ------------   ------------  ------------  ------------
 Total liabilities......    36,962,359    11,673,067    40,112,175     20,949,251     7,509,365       441,197
                          ------------  ------------  ------------   ------------  ------------  ------------
   Net assets...........  $524,039,572  $229,313,494  $379,936,923   $389,571,210  $344,156,574  $ 54,063,501
                          ============  ============  ============   ============  ============  ============
NET ASSETS WERE COMPOSED
 OF:
Shares of beneficial
 interest, $.01 par
 value..................  $    250,230  $     80,739  $     96,271   $     96,797  $    175,199  $     56,171
Paid-in capital.........   386,311,138   143,531,324   270,541,370    236,860,093   238,123,649    85,522,151
                          ------------  ------------  ------------   ------------  ------------  ------------
                           386,561,368   143,612,063   270,637,641    236,956,890   238,298,848    85,578,322
Accumulated
 undistributed net
 investment income
 (loss).................       (65,576)      (19,678)      (10,578)       (41,065)      (15,474)      484,913
Accumulated
 undistributed net
 realized gain (loss) on
 investments, foreign
 currency and other
 assets and liabilities.    43,820,443    27,700,206    28,323,818     77,741,579    25,876,937   (19,560,072)
Net unrealized
 appreciation
 (depreciation) of
 investments............    93,723,337    58,020,903    80,986,042     74,913,806    79,996,263   (12,439,662)
                          ------------  ------------  ------------   ------------  ------------  ------------
   Net assets...........  $524,039,572  $229,313,494  $379,936,923   $389,571,210  $344,156,574  $ 54,063,501
                          ============  ============  ============   ============  ============  ============
*Identified cost
Investment securities...  $425,631,809  $149,559,758  $217,891,769   $292,403,980  $253,852,602  $ 65,195,398
                          ============  ============  ============   ============  ============  ============
Short-term securities...  $ 19,933,911           --            --             --            --            --
                          ============  ============  ============   ============  ============  ============


See Notes to Financial Statements

    SunAmerica Equity Funds
    STATEMENT OF ASSETS AND LIABILITIES -- September 30, 2000 -- (continued)

                            Balanced    Blue Chip      Growth         New       Growth and   "Dogs" of
                             Assets       Growth    Opportunities   Century       Income    Wall Street
                              Fund         Fund         Fund          Fund         Fund        Fund
                          -----------------------------------------------------------------------------
Class A (unlimited
 shares authorized):

Net assets..............  $319,598,273 $152,788,583 $206,531,486  $253,359,285 $127,168,433 $ 8,731,858
Shares of beneficial
 interest issued and
 outstanding............    15,249,939    5,264,369    5,062,754     6,159,207    6,358,281     902,973
Net asset value and
 redemption price per
 share..................  $      20.96 $      29.02 $      40.79  $      41.14 $      20.00 $      9.67
Maximum sales charge
 (5.75% of offering
 price).................          1.28         1.77         2.49          2.51         1.22        0.59
                          ------------ ------------ ------------  ------------ ------------ -----------
Maximum offering price
 to public..............  $      22.24 $      30.79 $      43.28  $      43.65 $      21.22 $     10.26
                          ============ ============ ============  ============ ============ ===========
Class B (unlimited
 shares authorized):

Net assets..............  $174,935,612 $ 67,586,012 $108,083,387  $122,004,422 $176,395,005 $21,221,164
Shares of beneficial
 interest issued and
 outstanding............     8,363,796    2,480,812    2,844,090     3,159,564    9,072,349   2,206,750
Net asset value,
 offering and redemption
 price per share
 (excluding any
 applicable contingent
 deferred sales charge).  $      20.92 $      27.24 $      38.00  $      38.61 $      19.44 $      9.62
                          ============ ============ ============  ============ ============ ===========
Class II (unlimited
 shares authorized):

Net assets..............  $ 29,505,687 $  8,938,899 $ 65,322,050  $ 10,847,570 $ 39,986,124 $24,110,479
Shares of beneficial
 interest issued and
 outstanding............     1,409,271      328,726    1,720,275       281,372    2,059,320   2,507,422
Net asset value and
 redemption price per
 share (excluding any
 applicable contingent
 deferred sales charge).  $      20.94 $      27.19 $      37.97  $      38.55 $      19.42 $      9.62
Maximum sales charge
 (1.00% of offering
 price).................          0.21         0.27         0.38          0.39         0.20        0.10
                          ------------ ------------ ------------  ------------ ------------ -----------
Maximum offering price
 to public..............  $      21.15 $      27.46 $      38.35  $      38.94 $      19.62 $      9.72
                          ============ ============ ============  ============ ============ ===========
Class Z (unlimited
 shares authorized):
Net assets..............           --           --           --   $  3,359,933 $    607,012         --
Shares of beneficial
 interest issued and
 outstanding............           --           --           --         79,512       29,942         --
Net asset value,
 offering and redemption
 price per share........           --           --           --   $      42.26 $      20.27         --
                          ============ ============ ============  ============ ============ ===========


See Notes to Financial Statements

    SunAmerica Equity Funds
    STATEMENT OF OPERATIONS -- For the year ended September 30, 2000



                             Balanced                    Growth         New                     "Dogs" of
                              Assets      Blue Chip   Opportunities   Century     Growth and   Wall Street
                               Fund      Growth Fund      Fund          Fund      Income Fund      Fund
                            -------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
 Interest.................  $10,172,472  $   901,896   $ 1,693,722  $  2,037,169  $ 1,171,888  $     26,327
 Dividends*...............    2,265,831    1,005,037       261,011       181,823    1,805,566     3,095,268
                            -----------  -----------   -----------  ------------  -----------  ------------
 Total investment income..   12,438,303    1,906,933     1,954,733     2,218,992    2,977,454     3,121,595
                            -----------  -----------   -----------  ------------  -----------  ------------
Expenses:
 Investment advisory and
  management fees.........    3,730,199    1,525,968     1,512,865     2,670,121    2,217,243       349,698
 Distribution and service
  maintenance fees--Class
  A.......................    1,040,454      474,450       436,037       801,745      389,836        53,469
 Distribution and service
  maintenance fees--Class
  B.......................    1,913,526      632,467       545,668     1,187,778    1,582,043       344,479
 Distribution and service
  maintenance fees--Class
  II......................      192,600       46,588       226,033        75,980      257,171       501,127
 Transfer agent fees and
  expenses--Class A.......      816,002      338,803       302,651       585,445      289,152        43,956
 Transfer agent fees and
  expenses--Class B.......      480,795      164,441       136,384       300,419      389,780        92,217
 Transfer agent fees and
  expenses--Class II......       43,742       10,998        53,397        17,762       65,479       129,102
 Transfer agent fees and
  expenses--Class Z.......          --           --            --         14,490       22,945           --
 Custodian fees and
  expenses................      199,968       90,852        82,802       138,524      116,880        64,812
 Registration fees--Class
  A.......................       34,125        7,953        21,991        22,907       12,201        12,242
 Registration fees--Class
  B.......................       10,599        7,303        17,751        11,878       20,983        17,773
 Registration fees--Class
  II......................       17,365       12,810        11,800        11,175       10,855        22,040
 Registration fees--Class
  Z.......................          --           --            --          9,540        9,440           --
 Printing expense.........       65,950       23,170        26,955        45,280       30,130        60,890
 Trustees' fees and
  expenses................       29,296       10,462         6,265        15,427       14,719         9,487
 Audit and tax consulting
  fees....................       23,575       23,180        23,725        24,665       23,180        23,180
 Legal fees and expenses..       12,765        5,030         3,745         8,665        8,665         6,670
 Insurance expense........          445          213           202           170          300           122
 Interest expense.........          300          118           138         1,732          178        49,399
 Amortization of
  organizational expenses.          --           --            --            --            71         7,704
 Miscellaneous expenses...        2,858        2,408         1,907         2,893        2,110         2,905
                            -----------  -----------   -----------  ------------  -----------  ------------
 Total expenses...........    8,614,564    3,377,214     3,410,316     5,946,596    5,463,361     1,791,272
 Less: expenses
  reimbursed by
  investment adviser......      (13,300)      (7,812)       (1,810)      (25,076)     (34,930)     (289,004)
 Less: custody credits
  earned on cash
  balances................       (2,093)      (1,882)       (7,477)      (11,419)      (4,095)       (1,847)
 Net expenses.............    8,599,171    3,367,520     3,401,029     5,910,101    5,424,336     1,500,421
                            -----------  -----------   -----------  ------------  -----------  ------------
Net investment income
 (loss)...................    3,839,132   (1,460,587)   (1,446,296)   (3,691,109)  (2,446,882)    1,621,174
                            -----------  -----------   -----------  ------------  -----------  ------------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS:
Net realized gain (loss)
 on investments...........   47,996,208   36,261,830    31,403,585   135,794,617   29,269,333   (19,097,496)
Net realized gain on
 written option contracts.          --           --            --      3,321,424          --            --
Net change in unrealized
 appreciation/depreciation
 on investments...........   16,444,532   18,688,966    63,937,296    31,776,411   36,137,773    (2,398,442)
Net change in unrealized
 appreciation/depreciation
 on written options
 contracts................          --           --            --        (51,584)         --            --
                            -----------  -----------   -----------  ------------  -----------  ------------
Net realized and
 unrealized gain (loss) on
 investments, foreign
 currency and other assets
 and liabilities..........   64,440,740   54,950,796    95,340,881   170,840,868   65,407,106   (21,495,938)
                            -----------  -----------   -----------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............  $68,279,872  $53,490,209   $93,894,585  $167,149,759  $62,960,224  $(19,874,764)
                            ===========  ===========   ===========  ============  ===========  ============
*Net of foreign
 withholding taxes on
 dividends of.............  $    21,063  $    12,433   $       --   $        --   $    16,005  $        --
                            ===========  ===========   ===========  ============  ===========  ============

See Notes to Financial Statements

    SunAmerica Equity Funds
    STATEMENT OF CHANGES IN NET ASSETS

                            Balanced Assets Fund          Blue Chip Growth Fund       Growth Opportunities Fund
                         ----------------------------  ----------------------------  ----------------------------
                         For the year   For the year   For the year   For the year   For the year   For the year
                             ended          ended          ended          ended          ended          ended
                         September 30,  September 30,  September 30,  September 30,  September 30,  September 30,
                             2000           1999           2000           1999           2000           1999
                         -------------  -------------  -------------  -------------  -------------  -------------
INCREASE IN NET ASSETS:
Operations:
 Net investment income
  (loss)................ $  3,839,132   $  4,137,921   $ (1,460,587)  $   (616,539)  $ (1,446,296)   $  (690,342)
 Net realized gain on
  investments...........   47,996,208     45,107,763     36,261,830     16,716,125     31,403,585     13,791,846
 Net realized loss on
  written option
  contracts.............          --             --             --             --             --        (692,815)
 Net change in
  unrealized
  appreciation/
  depreciation on
  investments...........   16,444,532     27,531,641     18,688,966     22,682,813     63,937,296     12,325,535
                         ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net
 assets resulting from
 operations.............   68,279,872     76,777,325     53,490,209     38,782,399     93,894,585     24,734,224
                         ------------   ------------   ------------   ------------   ------------    -----------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)......   (3,099,090)    (3,094,302)           --             --             --             --
 From net investment
  income (Class B)......     (812,093)    (1,303,913)           --             --             --             --
 From net investment
  income (Class II).....      (81,813)       (22,613)           --             --             --             --
 From net realized gains
  on investments (Class
  A)....................  (25,396,548)   (15,505,431)   (10,768,236)    (5,748,308)    (9,933,424)    (2,767,478)
 From net realized gains
  on investments (Class
  B)....................  (17,220,916)   (13,019,564)    (5,467,719)    (2,916,696)    (3,520,332)      (857,514)
 From net realized gains
  on investments (Class
  II)...................   (1,072,439)           --        (139,008)           --        (386,219)           --
                         ------------   ------------   ------------   ------------   ------------    -----------
Total dividends and
 distributions to
 shareholders...........  (47,682,899)   (32,945,823)   (16,374,963)    (8,665,004)   (13,839,975)    (3,624,992)
                         ------------   ------------   ------------   ------------   ------------    -----------
Net increase in net
 assets resulting from
 capital share
 transactions (Note 6)..   60,547,096     43,469,835     38,557,485     14,881,653    224,384,618      5,924,536
                         ------------   ------------   ------------   ------------   ------------    -----------
Total increase in net
 assets.................   81,144,069     87,301,337     75,672,731     44,999,048    304,439,228     27,033,768
NET ASSETS:
Beginning of period.....  442,895,503    355,594,166    153,640,763    108,641,715     75,497,695     48,463,927
                         ------------   ------------   ------------   ------------   ------------    -----------
End of period .......... $524,039,572   $442,895,503   $229,313,494   $153,640,763   $379,936,923    $75,497,695
                         ============   ============   ============   ============   ============    ===========
Accumulated
 undistributed net
 investment
 income (loss) ......... $    (65,576)  $    (54,391)  $    (19,678)  $    (16,236)  $    (10,578)   $     3,237
                         ============   ============   ============   ============   ============    ===========

See Notes to Financial Statements

    SunAmerica Equity Funds
    STATEMENT OF CHANGES IN NET ASSETS -- (continued)



                               New Century Fund           Growth and Income Fund      "Dogs" of Wall Street Fund
                          ----------------------------  ----------------------------  ----------------------------
                          For the year   For the year   For the year   For the year   For the year   For the year
                              ended          ended          ended          ended          ended          ended
                          September 30,  September 30,  September 30,  September 30,  September 30,  September 30,
                              2000           1999           2000           1999           2000           1999
                          -------------  -------------  -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN
 NET ASSETS:
Operations:
 Net investment income
  (loss)................  $ (3,691,109)  $ (2,311,148)  $ (2,446,882)  $   (956,530)  $   1,621,174  $  1,721,754
 Net realized gain
  (loss) on investments.   135,794,617     43,250,459     29,269,333     10,029,304     (19,097,496)    4,032,567
 Net realized gain on
  written option
  contracts.............     3,321,424      1,514,794            --             --              --            --
 Net change in
  unrealized
  appreciation/
  depreciation on
  investments...........    31,776,411     44,659,776     36,137,773     33,321,477      (2,398,442)   (5,519,192)
 Net change in
  unrealized
  appreciation/
  depreciation on
  written option
  contracts.............       (51,584)       131,386            --             --              --            --
                          ------------   ------------   ------------   ------------   -------------  ------------
Net increase (decrease)
 in net assets resulting
 from operations........   167,149,759     87,245,267     62,960,224     42,394,251     (19,874,764)      235,129
                          ------------   ------------   ------------   ------------   -------------  ------------
Dividends and
 distributions to
 shareholders:
 From net investment
  income (Class A)......           --             --             --             --         (433,645)     (259,531)
 From net investment
  income (Class B)......           --             --             --             --         (693,083)     (251,352)
 From net investment
  income (Class II).....           --             --             --             --       (1,123,302)     (297,568)
 From net realized gains
  on investments (Class
  A)....................   (26,763,114)    (7,652,402)    (3,548,084)    (2,113,009)       (653,924)          --
 From net realized gains
  on investments (Class
  B)....................   (15,625,190)    (4,840,235)    (5,231,237)    (3,016,901)     (1,482,830)          --
 From net realized gains
  on investments (Class
  II)...................      (609,709)       (14,143)      (601,963)       (66,215)     (2,403,270)          --
 From net realized gains
  on investments (Class
  Z)....................      (201,974)       (43,230)        (8,634)        (3,872)            --            --
                          ------------   ------------   ------------   ------------   -------------  ------------
 Total dividends and
  distributions to
  shareholders..........   (43,199,987)   (12,550,010)    (9,389,918)    (5,199,997)     (6,790,054)     (808,451)
                          ------------   ------------   ------------   ------------   -------------  ------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions (Note 6)..    36,265,644    (12,713,990)    71,000,004     45,202,023     (95,266,057)  120,053,637
                          ------------   ------------   ------------   ------------   -------------  ------------
Total increase
 (decrease) in net
 assets.................   160,215,416     61,981,267    124,570,310     82,396,277    (121,930,875)  119,480,315
NET ASSETS:
 Beginning of period....   229,355,794    167,374,527    219,586,264    137,189,987     175,994,376    56,514,061
                          ------------   ------------   ------------   ------------   -------------  ------------
 End of period .........  $389,571,210   $229,355,794   $344,156,574   $219,586,264   $  54,063,501  $175,994,376
                          ============   ============   ============   ============   =============  ============
 Accumulated
  undistributed net
  investment
  income (loss) ........  $    (41,065)  $    (35,403)  $    (15,474)  $    (10,695)  $     484,913  $  1,158,650
                          ============   ============   ============   ============   =============  ============

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS

                                                                         BALANCED ASSETS FUND
                                                                         --------------------
                                         Net
                                        gain
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,    invest-   realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning   ment        and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period income(1) unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                       Class A
                                                                       -------
9/30/96.........  $16.42     $0.27      $1.39      $1.66     $(0.28)  $(0.99)  $(1.27)   $16.81     10.65%   $147,035
9/30/97.........   16.81      0.31       3.43       3.74      (0.31)   (1.75)   (2.06)    18.49     24.81     169,201
9/30/98.........   18.49      0.29       1.29       1.58      (0.30)   (1.74)   (2.04)    18.03      9.32     189,668
9/30/99.........   18.03      0.25       3.57       3.82      (0.26)   (1.47)   (1.73)    20.12     22.11     256,467
9/30/00.........   20.12      0.21       2.83       3.04      (0.22)   (1.98)   (2.20)    20.96     15.69     319,598
                                                                       Class B
                                                                       -------
9/30/96.........  $16.42     $0.17      $1.38      $1.55     $(0.18)  $(0.99)  $(1.17)   $16.80      9.93%   $171,197
9/30/97.........   16.80      0.21       3.43       3.64      (0.21)   (1.75)   (1.96)    18.48     24.09     173,435
9/30/98.........   18.48      0.18       1.28       1.46      (0.19)   (1.74)   (1.93)    18.01      8.62     165,926
9/30/99.........   18.01      0.13       3.57       3.70      (0.15)   (1.47)   (1.62)    20.09     21.38     177,577
9/30/00.........   20.09      0.08       2.82       2.90      (0.09)   (1.98)   (2.07)    20.92     14.98     174,936
                                                                       Class II
                                                                       --------
2/02/99-
9/30/99(3)......  $20.00     $0.08      $0.11      $0.19     $(0.08)  $   --   $(0.08)   $20.11      0.95%   $  8,851
9/30/00.........   20.11      0.08       2.82       2.90      (0.09)   (1.98)   (2.07)    20.94     14.95      29,506
                                Ratio of net
                  Ratio of       investment
                  expenses         income
     Period      to average      to average     Portfolio
     Ended       net assets      net assets     turnover
---------------- -------------- --------------- ---------
                                                                       Class A
                                                                       -------
9/30/96.........    1.52%          1.63%           187%
9/30/97.........    1.50           1.86            149
9/30/98.........    1.46           1.59             80
9/30/99.........    1.45           1.26            123
9/30/00.........    1.44           1.01            259
                                                                       Class B
                                                                       -------
9/30/96.........    2.12%          1.03%           187%
9/30/97.........    2.11           1.26            149
9/30/98.........    2.08           0.97             80
9/30/99.........    2.06           0.64            123
9/30/00.........    2.06           0.40            259
                                                                       Class II
                                                                       --------
2/02/99-
9/30/99(3)......    2.05%(4)(5)    0.71%(4)(5)     123%
9/30/00.........    2.05(5)        0.38(5)         259

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                       9/30/99 9/30/00
                                       ------- -------
   Balanced Assets Class II...........  1.41%   0.07%

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)


                                                               BLUE CHIP GROWTH FUND
                                                               ---------------------

                                     Net gain
                                    on invest-    Total    Dividends Distri-
                 Net Asset   Net    ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,   invest-   realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning  ment        and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period loss(1)  unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- -------  ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                      Class A
                                                                      -------
9/30/96.........  $17.34   $(0.03)     $2.22      $2.19      $ --    $(1.91)  $(1.91)   $17.62     13.88%   $ 51,993
9/30/97.........   17.62    (0.02)      5.05       5.03        --     (2.43)   (2.43)    20.22     32.96      67,812
9/30/98.........   20.22    (0.04)      0.91       0.87        --     (2.48)   (2.48)    18.61      5.09      72,536
9/30/99.........   18.61    (0.05)      6.53       6.48        --     (1.47)   (1.47)    23.62     36.29     103,841
9/30/00.........   23.62    (0.14)      8.00       7.86        --     (2.46)   (2.46)    29.02     34.66     152,788
                                                                      Class B
                                                                      -------
9/30/96.........  $17.13   $(0.14)     $2.19      $2.05      $ --    $(1.91)  $(1.91)   $17.27     13.17%   $ 36,199
9/30/97.........   17.27    (0.13)      4.90       4.77        --     (2.43)   (2.43)    19.61     32.02      37,633
9/30/98.........   19.61    (0.16)      0.87       0.71        --     (2.48)   (2.48)    17.84      4.36      36,106
9/30/99.........   17.84    (0.19)      6.25       6.06        --     (1.47)   (1.47)    22.43     35.45      49,015
9/30/00.........   22.43    (0.31)      7.58       7.27        --     (2.46)   (2.46)    27.24     33.80      67,586
                                                                      Class II
                                                                      --------
2/02/99-
9/30/99(3)......  $21.79   $(0.13)     $0.77      $0.64      $ --    $   --   $   --    $22.43      2.94%   $    785
9/30/00.........   22.43    (0.31)      7.53       7.22        --     (2.46)   (2.46)    27.19     33.57       8,939
                                                               BLUE CHIP GROWTH FUND
                                                               ---------------------
                                Ratio of net
                  Ratio of       investment
                  expenses          loss
     Period      to average      to average      Portfolio
     Ended       net assets      net assets      turnover
---------------- -------------- ---------------- ---------
                                                                      Class A
                                                                      -------
9/30/96.........   1.57%          (0.18)%           269%
9/30/97.........   1.54           (0.11)            211
9/30/98.........   1.52           (0.20)             90
9/30/99.........   1.49           (0.22)             71
9/30/00.........   1.43            (0.49)            75
                                                                      Class B
                                                                      -------
9/30/96.........   2.23%          (0.83)%           269%
9/30/97.........   2.22           (0.77)            211
9/30/98.........   2.17           (0.86)             90
9/30/99.........   2.15           (0.89)             71
9/30/00.........   2.09           (1.16)             75
                                                                      Class II
                                                                      --------
2/02/99-
9/30/99(3)......   2.17%(4)(5)    (0.95)%(4)(5)      71%
9/30/00.........   2.17  (5)      (1.17)  (5)        75

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                       9/30/99 9/30/00
                                       ------- -------
   Blue Chip Growth Class II..........  8.74%   0.17%

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)

                                                             GROWTH OPPORTUNITIES FUND
                                                             -------------------------
                                        Net
                                    gain (loss)
                                    on invest-    Total    Dividends Distri-
                 Net Asset   Net    ments (both    from    from net  butions           Net Asset           Net Assets
                  Value,   invest-   realized    invest-    invest-   from     Total    Value,               end of
     Period      beginning  ment        and        ment      ment    capital  distri-   end of     Total     period
     Ended       of period loss(1)  unrealized) operations  income    gains   butions   period   Return(2)  (000's)
---------------- --------- -------  ----------- ---------- --------- -------  -------  --------- --------- ----------
                                                                      Class A
                                                                      -------
9/30/96.........  $17.80   $(0.12)    $ 2.21      $ 2.09      $--    $(2.11)  $(2.11)   $17.78     12.92%   $ 41,904
9/30/97.........   17.78    (0.15)      3.83        3.68       --     (0.80)   (0.80)    20.66     21.54      46,051
9/30/98.........   20.66    (0.13)     (0.78)      (0.91)      --     (3.53)   (3.53)    16.22     (4.20)     38,437
9/30/99.........   16.22    (0.19)      8.26        8.07       --     (1.17)   (1.17)    23.12     52.42      57,880
9/30/00.........   23.12    (0.17)     21.77       21.60       --     (3.93)   (3.93)    40.79    102.04     206,531
                                                                      Class B
                                                                      -------
9/30/96.........  $17.58   $(0.24)    $ 2.18      $ 1.94      $--    $(2.11)  $(2.11)   $17.41     12.16%   $ 13,784
9/30/97.........   17.41    (0.28)      3.73        3.45       --     (0.80)   (0.80)    20.06     20.65      13,779
9/30/98.........   20.06    (0.25)     (0.76)      (1.01)      --     (3.53)   (3.53)    15.52     (4.93)     10,027
9/30/99.........   15.52    (0.32)      7.85        7.53       --     (1.17)   (1.17)    21.88     51.24      16,529
9/30/00.........   21.88    (0.37)     20.42       20.05       --     (3.93)   (3.93)    38.00    100.58     108,083
                                                                      Class II
                                                                      --------
2/02/99-
 9/30/99(3).....  $19.86   $(0.21)    $ 2.23      $ 2.02      $--    $   --   $   --    $21.88     10.17%   $  1,089
9/30/00.........   21.88    (0.33)     20.35       20.02       --     (3.93)   (3.93)    37.97    100.44      65,322
                                                             GROWTH OPPORTUNITIES FUND
                                                             -------------------------
                                Ratio of net
                  Ratio of       investment
                  expenses          loss
     Period      to average      to average      Portfolio
     Ended       net assets      net assets      turnover
---------------- -------------- ---------------- ---------
                                                                      Class A
                                                                      -------
9/30/96.........    1.62%          (0.69)%          307%
9/30/97.........    1.64           (0.84)           332
9/30/98.........    1.62           (0.75)           377
9/30/99.........    1.57           (0.93)           220
9/30/00.........    1.43           (0.49)           139
                                                                      Class B
                                                                      -------
9/30/96.........    2.32%          (1.43)%          307%
9/30/97.........    2.35           (1.56)           332
9/30/98.........    2.33           (1.45)           377
9/30/99.........    2.32           (1.67)           220
9/30/00.........    2.10           (1.11)           139
                                                                      Class II
                                                                      --------
2/02/99-
 9/30/99(3).....    2.35%(4)(5)    (1.74)%(4)(5)    220%
9/30/00.........    2.09  (5)      (0.99)  (5)      139

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                                     9/30/99 9/30/00
                                     ------- -------
   Growth Opportunities Class II....  9.94%   0.01%

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)


                                                                  NEW CENTURY FUND
                                                                  ----------------
                                        Net
                                    gain (loss)
                                    on invest-    Total    Dividends Distri-
                 Net Asset   Net    ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,   invest-   realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning  ment        and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period loss(1)  unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- -------  ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                      Class A
                                                                      -------
9/30/96.........  $24.65   $(0.16)    $ 4.29      $ 4.13      $--    $(4.53)  $(4.53)   $24.25     19.35%    $158,567
9/30/97.........   24.25    (0.30)      5.18        4.88       --     (0.86)   (0.86)    28.27     20.84      185,241
9/30/98.........   28.27    (0.18)     (6.59)      (6.77)      --     (2.40)   (2.40)    19.10    (25.00)     105,243
9/30/99.........   19.10    (0.21)      9.89        9.68       --     (1.40)   (1.40)    27.38     53.00      148,376
9/30/00.........   27.38    (0.31)     19.04       18.73       --     (4.97)   (4.97)    41.14     72.74      253,359
                                                                      Class B
                                                                      -------
9/30/96.........  $24.32   $(0.29)    $ 4.20      $ 3.91      $--    $(4.53)  $(4.53)   $23.70     18.60%    $107,839
9/30/97.........   23.70    (0.44)      5.03        4.59       --     (0.86)   (0.86)    27.43     20.08      124,450
9/30/98.........   27.43    (0.33)     (6.36)      (6.69)      --     (2.40)   (2.40)    18.34    (25.52)      61,398
9/30/99.........   18.34    (0.35)      9.48        9.13       --     (1.40)   (1.40)    26.07     52.15       77,331
9/30/00.........   26.07    (0.53)     18.04       17.51       --     (4.97)   (4.97)    38.61     71.59      122,004
                                                                      Class II
                                                                      --------
2/02/98-
9/30/98(3)......  $21.11   $(0.19)    $(2.58)     $(2.77)     $--    $   --   $   --    $18.34    (13.12)%   $    168
9/30/99.........   18.34    (0.40)      9.51        9.11       --     (1.40)   (1.40)    26.05     52.04        2,599
9/30/00.........   26.05    (0.54)     18.01       17.47       --     (4.97)   (4.97)    38.55     71.48       10,848
                                                                      Class Z
                                                                      -------
10/07/96-
9/30/97(3)......  $24.61   $(0.15)    $ 4.85      $ 4.70      $--    $(0.86)  $(0.86)   $28.45     19.78 %   $    948
9/30/98.........   28.45    (0.07)     (6.65)      (6.72)      --     (2.40)   (2.40)    19.33    (24.64)         565
9/30/99.........   19.33    (0.07)     10.04        9.97       --     (1.40)   (1.40)    27.90     53.91        1,050
9/30/00.........   27.90    (0.09)     19.42       19.33       --     (4.97)   (4.97)    42.26     73.63        3,360
                                                                  NEW CENTURY FUND
                                                                  ----------------
                              Ratio of net
                  Ratio of     investment
                  expenses        loss
     Period      to average    to average    Portfolio
     Ended       net assets    net assets    turnover
---------------- ------------ -------------- ---------
                                                                      Class A
                                                                      -------
9/30/96.........  1.53%        (0.68)%          240%
9/30/97.........  1.72         (1.27)           343
9/30/98.........  1.50         (0.79)           292
9/30/99.........  1.48         (0.82)           177
9/30/00.........  1.42         (0.80)           227
                                                                      Class B
                                                                      -------
9/30/96.........  2.16%        (1.30)%          240%
9/30/97.........  2.34         (1.89)           343
9/30/98.........  2.14         (1.44)           292
9/30/99.........  2.12         (1.46)           177
9/30/00.........  2.07         (1.46)           227
                                                                      Class II
                                                                      --------
2/02/98-
9/30/98(3)......  2.15%(4)(5)  (1.35)%(4)(5)    292%
9/30/99.........  2.15  (5)    (1.60)  (5)      177
9/30/00.........  2.14  (5)    (1.47)  (5)      227
                                                                      Class Z
                                                                      -------
10/07/96-
9/30/97(3)......  1.07%(4)(5)  (0.67)%(4)(5)    343%
9/30/98.........  1.01  (5)    (0.30)  (5)      292
9/30/99.........  0.93  (5)    (0.28)  (5)      177
9/30/00.........  0.91  (5)    (0.24)  (5)      227

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                         9/30/97 9/30/98 9/30/99 9/30/00
                         ------- ------- ------- -------
   New Century Class
    II.................     --    13.58%  2.48%   0.05%
   New Century Class Z.   2.19%    1.85   4.95    0.87

See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)

                                                                 GROWTH AND INCOME FUND
                                                                 ----------------------
                                         Net
                                     gain(loss)
                              Net    on invest-    Total    Dividends Distri-
                 Net Asset  invest-  ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,     ment     realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning  income       and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period (loss)(1) unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                        Class A
                                                                        -------
9/30/96.........  $ 8.39    $ 0.14     $ 2.50      $ 2.64    $(0.17)  $(0.39)  $(0.56)   $10.47     32.59%    $ 21,099
9/30/97.........   10.47      0.05       3.40        3.45     (0.03)   (0.44)   (0.47)    13.45     34.18       47,219
9/30/98.........   13.45      0.02       0.68        0.70        --    (1.35)   (1.35)    12.80      5.53       57,129
9/30/99.........   12.80     (0.02)      3.92        3.90        --    (0.47)   (0.47)    16.23     30.99       86,524
9/30/00.........   16.23     (0.08)      4.51        4.43        --    (0.66)   (0.66)    20.00     27.64      127,168
                                                                        Class B
                                                                        -------
9/30/96.........  $ 8.39    $ 0.08     $ 2.50      $ 2.58    $(0.13)  $(0.39)  $(0.52)   $10.45     31.75%    $ 13,903
9/30/97.........   10.45     (0.03)      3.39        3.36     (0.01)   (0.44)   (0.45)    13.36     33.30       55,530
9/30/98.........   13.36     (0.07)      0.68        0.61        --    (1.35)   (1.35)    12.62      4.84       79,004
9/30/99.........   12.62     (0.12)      3.87        3.75        --    (0.47)   (0.47)    15.90     30.23      121,709
9/30/00.........   15.90     (0.20)      4.40        4.20        --    (0.66)   (0.66)    19.44     26.74      176,395
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)......  $12.78    $(0.04)    $(0.13)     $(0.17)   $   --   $   --   $   --    $12.61    (1.33)%    $    963
9/30/99.........   12.61     (0.12)      3.87        3.75        --    (0.47)   (0.47)    15.89     30.25       11,135
9/30/00.........   15.89     (0.20)      4.39        4.19        --    (0.66)   (0.66)    19.42     26.78       39,986
                                                                        Class Z
                                                                        -------
4/15/98-
9/30/98(3)......  $14.35    $ 0.04     $(1.55)     $(1.51)   $   --   $   --   $   --    $12.84    (10.52)%   $     93
9/30/99.........   12.84      0.07       3.93        4.00        --    (0.47)   (0.47)    16.37     31.69          218
9/30/00.........   16.37      0.01       4.55        4.56        --    (0.66)   (0.66)    20.27     28.29          607
                                                                 GROWTH AND INCOME FUND
                                                                 ----------------------
                             Ratio of net
                              investment
                  Ratio of      income
                  expenses      (loss)
     Period      to average   to average   Portfolio
     Ended       net assets   net assets   turnover
---------------- ----------- ------------- ---------
                                                                        Class A
                                                                        -------
9/30/96......... 0.96%(5)     1.52%(5)        161%
9/30/97......... 1.38(5)      0.45(5)         200
9/30/98......... 1.50         0.12            150
9/30/99......... 1.48        (0.13)            63
9/30/00......... 1.44        (0.43)            61
                                                                        Class B
                                                                        -------
9/30/96......... 1.58%(5)     0.73%(5)        161%
9/30/97......... 2.05(5)     (0.27)(5)        200
9/30/98......... 2.13        (0.52)           150
9/30/99......... 2.11        (0.76)            63
9/30/00......... 2.07        (1.07)            61
                                                                        Class II
                                                                        --------
2/02/98-
9/30/98(3)...... 2.15%(4)(5) (0.57)%(4)(5)    150%
9/30/99......... 2.15(5)     (0.80)(5)         63
9/30/00......... 2.10(5)     (1.10)(5)         61
                                                                        Class Z
                                                                        -------
4/15/98-
9/30/98(3)...... 0.93%(4)(5)  0.57%(4)(5)     150%
9/30/99......... 0.93(5)      0.43(5)          63
9/30/00......... 0.93(5)      0.07(5)          61

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                            9/30/96 9/30/97 9/30/98 9/30/99 9/30/00
                            ------- ------- ------- ------- -------
   Growth and Income Class
    A......................  1.01%   0.22%      --      --     --
   Growth and Income Class
    B......................  1.14    0.21       --      --     --
   Growth and Income Class
    II.....................    --      --     6.99%   0.44%  0.01%
   Growth and Income Class
    Z......................    --      --    28.17   21.57   9.23


See Notes to Financial Statements

    SunAmerica Equity Funds
    FINANCIAL HIGHLIGHTS -- (continued)


                                                              "DOGS" OF WALL STREET FUND
                                                              --------------------------
                                         Net
                                     gain(loss)
                                     on invest-    Total    Dividends Distri-
                 Net Asset    Net    ments (both    from    from net  butions           Net Asset            Net Assets
                  Value,    invest-   realized    invest-    invest-   from     Total    Value,                end of
     Period      beginning   ment        and        ment      ment    capital  distri-   end of     Total      period
     Ended       of period income(1) unrealized) operations  income    gains   butions   period   Return(2)   (000's)
---------------- --------- --------- ----------- ---------- --------- -------  -------  --------- ---------  ----------
                                                                        Class A
                                                                        -------
6/08/98-
9/30/98(3)......  $12.50     $0.07     $(1.51)     $(1.44)   $   --   $   --   $   --    $11.06    (11.52)%   $16,672
9/30/99.........   11.06      0.21       0.73        0.94     (0.13)      --    (0.13)    11.87      8.47      26,403
9/30/00.........   11.87      0.23      (1.85)      (1.62)    (0.23)   (0.35)   (0.58)     9.67    (14.09)      8,732
                                                                        Class B
                                                                        -------
6/08/98-
9/30/98(3)......  $12.50     $0.04     $(1.51)     $(1.47)   $   --   $   --   $   --    $11.03    (11.76)%   $19,734
9/30/99.........   11.03      0.14       0.72        0.86     (0.08)      --    (0.08)    11.81      7.82      55,526
9/30/00.........   11.81      0.16      (1.84)      (1.68)    (0.16)   (0.35)   (0.51)     9.62    (14.62)     21,221
                                                                       Class II
                                                                       --------
6/08/98-
9/30/98(3)......  $12.50     $0.04     $(1.51)     $(1.47)   $   --   $   --   $   --    $11.03    (11.76)%   $20,108
9/30/99.........   11.03      0.14       0.72        0.86     (0.08)      --    (0.08)    11.81      7.82      94,065
9/30/00.........   11.81      0.16      (1.84)      (1.68)    (0.16)   (0.35)   (0.51)     9.62    (14.62)     24,110
                                                              "DOGS" OF WALL STREET FUND
                                                              --------------------------
                             Ratio of net
                  Ratio of    investment
                  expenses      income
     Period      to average   to average  Portfolio
     Ended       net assets   net assets  turnover
---------------- ----------- ------------ ---------
                                                                        Class A
                                                                        -------
6/08/98-
9/30/98(3)...... 0.95%(4)(5) 1.78%(4)(5)       0%
9/30/99......... 0.95(5)     1.69(5)          35
9/30/00......... 0.95(5)     2.20(5)          57
                                                                        Class B
                                                                        -------
6/08/98-
9/30/98(3)...... 1.60%(4)(5) 1.39%(4)(5)       0%
9/30/99......... 1.60(5)     1.08(5)          35
9/30/00......... 1.60(5)     1.56(5)          57
                                                                       Class II
                                                                       --------
6/08/98-
9/30/98(3)...... 1.60%(4)(5) 1.45%(4)(5)       0%
9/30/99......... 1.60(5)     1.11(5)          35
9/30/00......... 1.60(5)     1.50(5)          57

----------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized
(5) Net of the following expense reimbursements (based on average net assets):

                          9/30/98 9/30/99 9/30/00
                          ------- ------- -------
   "Dogs" of Wall Street
    Class A.............   0.43%   0.23%   0.34%
   "Dogs" of Wall Street
    Class B.............   0.58    0.22    0.30
   "Dogs" of Wall Street
    Class II............   0.50    0.19    0.27

See Notes to Financial Statements

    SunAmerica Balanced Assets Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000

                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK--73.0%
Apparel & Textiles--0.2%
 Oakley, Inc.+............................................  70,000 $  1,229,375
                                                                   ------------
Banks--2.9%
 Bank of New York Co., Inc. ..............................  30,000    1,681,875
 Chase Manhattan Corp. ................................... 127,500    5,888,906
 FleetBoston Financial Corp. .............................  90,000    3,510,000
 Mellon Financial Corp. ..................................  45,000    2,086,875
 Summit Bancorp. .........................................  55,000    1,897,500
                                                                   ------------
                                                                     15,065,156
                                                                   ------------
Broadcasting & Media--2.9%
 AT&T Corp.-Liberty Media Corp., Class A+................. 200,000    3,600,000
 Comcast Corp., Class A+..................................  90,000    3,684,375
 Pegasus Communications Corp.+............................  50,800    2,454,275
 Time Warner, Inc. .......................................  67,400    5,274,050
                                                                   ------------
                                                                     15,012,700
                                                                   ------------
Communication Equipment--6.3%
 Cisco Systems, Inc.+..................................... 285,000   15,746,250
 Juniper Networks, Inc.+..................................  30,000    6,568,125
 Lucent Technologies, Inc. ...............................  75,000    2,292,188
 Nortel Networks Corp. ...................................  80,000    4,765,000
 Palm, Inc.+..............................................  70,000    3,705,625
                                                                   ------------
                                                                     33,077,188
                                                                   ------------
Computers & Business Equipment--7.2%
 Dell Computer Corp.+.....................................  60,000    1,848,750
 EMC Corp.+............................................... 230,000   22,798,750
 International Business Machines Corp. ...................  80,000    9,000,000
 Sun Microsystems, Inc.+..................................  35,000    4,086,250
                                                                   ------------
                                                                     37,733,750
                                                                   ------------
Conglomerate--7.0%
 General Electric Co. .................................... 410,000   23,651,875
 Schlumberger Ltd. .......................................  50,000    4,115,625
 Tyco International Ltd. ................................. 170,500    8,844,687
                                                                   ------------
                                                                     36,612,187
                                                                   ------------
Computer Software--1.5%
 Microsoft Corp.+......................................... 130,000    7,840,625
                                                                   ------------
Electronics--3.7%
 Emerson Electric Co. ....................................  65,000    4,355,000
 Intel Corp. ............................................. 260,000   10,806,250
 Texas Instruments, Inc. .................................  90,000    4,246,875
                                                                   ------------
                                                                     19,408,125
                                                                   ------------
Energy Services--2.1%
 Baker Hughes, Inc. ...................................... 100,000    3,712,500
 Halliburton Co. .........................................  41,000    2,006,438

                                                                      Value
                   Security Description                    Shares    (Note 2)

Energy Services (continued)
 Nabors Industries, Inc.+.................................  42,500 $  2,227,000
 Transocean Sedco Forex, Inc. ............................  55,000    3,224,375
                                                                   ------------
                                                                     11,170,313
                                                                   ------------
Energy Sources--6.2%
 Apache Corp. ............................................ 100,000    5,912,500
 Burlington Resources, Inc. ..............................  30,000    1,104,375
 Chevron Corp. ...........................................  30,000    2,557,500
 Devon Energy Corp. ......................................  60,000    3,609,000
 Exxon Mobil Corp. ....................................... 120,906   10,775,747
 Kerr-Mcgee Corp. ........................................  80,000    5,300,000
 Royal Dutch Petroleum Co. GDR............................  58,000    3,476,375
                                                                   ------------
                                                                     32,735,497
                                                                   ------------
Financial Services--7.3%
 American Express Co. .................................... 150,000    9,112,500
 Capital One Financial Corp. .............................  50,000    3,503,125
 Citigroup, Inc. ......................................... 230,000   12,434,375
 J.P Morgan & Co., Inc. ..................................  15,000    2,450,625
 Merrill Lynch & Co., Inc. ...............................  50,000    3,300,000
 Morgan Stanley Dean Witter & Co. ........................  80,000    7,315,000
                                                                   ------------
                                                                     38,115,625
                                                                   ------------
Insurance--0.6%
 Chubb Corp. .............................................  40,000    3,165,000
                                                                   ------------
Internet Software--3.1%
 America Online, Inc.+....................................  45,000    2,418,750
 BEA Systems, Inc.+.......................................  80,000    6,230,000
 i2 Technologies, Inc.+...................................  20,000    3,741,250
 Oracle Corp.+............................................  50,000    3,937,500
                                                                   ------------
                                                                     16,327,500
                                                                   ------------
Machinery--0.8%
 SPX Corp.+...............................................  28,800    4,087,800
                                                                   ------------
Medical Products--1.5%
 Amgen, Inc.+.............................................  40,000    2,793,125
 Johnson & Johnson Co. ...................................  55,000    5,166,563
                                                                   ------------
                                                                      7,959,688
                                                                   ------------
Pharmaceuticals--7.0%
 ALZA Corp.+..............................................  85,000    7,352,500
 Biogen, Inc.+............................................  45,000    2,745,000
 Genentech, Inc.+.........................................  35,000    6,499,062
 Merck & Co., Inc. .......................................  60,000    4,466,250
 Pfizer, Inc. ............................................ 150,000    6,740,625
 Schering-Plough Corp. ...................................  95,000    4,417,500
 Teva Pharmaceutical Industries Ltd. ADR..................  60,000    4,391,250
                                                                   ------------
                                                                     36,612,187
                                                                   ------------

    SunAmerica Balanced Assets Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 -- (continued)


                                                        Shares/
                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
COMMON STOCK (continued)
Retail Stores--3.2%
 Home Depot, Inc. .................................     100,000     $  5,306,250
 Tiffany & Co. ....................................      80,000        3,085,000
 Wal-Mart Stores, Inc. ............................     170,000        8,181,250
                                                                    ------------
                                                                      16,572,500
                                                                    ------------
Telecommunications--7.5%
 AT&T Corp. .......................................      71,300        2,094,438
 Corning, Inc. ....................................      48,800       14,493,600
 General Motors Corp., Class H+....................     225,000        8,365,500
 JDS Uniphase Corp.+...............................      77,900        7,376,156
 Sycamore Networks, Inc.+..........................      40,000        4,320,000
 WorldCom, Inc.+...................................      85,000        2,581,875
                                                                    ------------
                                                                      39,231,569
                                                                    ------------
Utilities--2.0%
 Enron Corp. ......................................     100,000        8,762,500
 PECO Energy Co. ..................................      30,000        1,816,875
                                                                    ------------
                                                                      10,579,375
                                                                    ------------
Total Common Stock
 (cost $286,563,565)...............................                  382,536,160
                                                                    ------------
BONDS & NOTES--8.0%
Aerospace & Military Technology--0.8%
 Lockheed Martin Corp.
  7.25% due 5/15/06................................     $ 4,000        3,967,800
                                                                    ------------
Automotive--0.9%
 Daimler Chrysler Corp.
  7.45% due 3/01/27................................       5,000        4,748,500
                                                                    ------------
Electronics--0.5%
 Texas Instruments, Inc.
  6.13% due 2/01/06................................       3,000        2,854,230
                                                                    ------------
Financial Services--4.9%
 Bear Stearns Cos., Inc.
  6.63% due 1/15/04................................       5,000        4,927,700
 CS First Boston Mortgage Securities Corp.
  6.48% due 5/17/08................................       5,000        4,802,644
 Donaldson Lufkin & Jenrette, Inc. 6.88% due
  11/01/05.........................................       2,000        1,963,660
 Ford Motor Credit Co.
  8.00% due 6/15/02................................       5,000        5,071,000
 Goldman Sachs Group LP*
  6.60% due 7/15/02................................       5,000        4,969,395
 Morgan Stanley Group, Inc.
  6.88% due 3/01/07................................       4,000        3,930,720
                                                                    ------------
                                                                      25,665,119
                                                                    ------------

                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)   (Note 2)

Food, Beverage & Tobacco--0.9%
 Hershey Foods Corp.
  7.20% due 8/15/27................................     $ 5,000     $  4,654,950
                                                                    ------------
Total Bonds & Notes
 (cost $42,891,894)................................                   41,890,599
                                                                    ------------
U.S. GOVERNMENT AND AGENCIES--18.1%
Federal National Mortgage Association--2.1%
 5.63% due 3/15/01.................................       5,000        4,969,550
 5.75% due 4/15/03-2/15/08.........................       4,620        4,497,106
 6.50% due 9/01/10.................................       1,629        1,608,335
                                                                    ------------
                                                                      11,074,991
                                                                    ------------
Overseas Private Investment Corp.--2.0%
 6.99% due 1/15/09.................................      10,369       10,387,724
                                                                    ------------
Small Business Administration--0.8%
 6.30% due 6/01/18.................................       4,472        4,268,587
                                                                    ------------
U.S Treasury Bonds--6.5%
 6.13% due 8/15/29.................................         500          510,705
 6.25% due 5/15/30.................................      32,000       33,630,080
                                                                    ------------
                                                                      34,140,785
                                                                    ------------
U.S. Treasury Notes--6.7%
 5.75% due 8/15/10.................................       5,000        4,979,700
 6.13% due 8/31/02.................................      20,000       20,028,200
 6.38% due 6/30/02.................................      10,000       10,048,400
                                                                    ------------
                                                                      35,056,300
                                                                    ------------
Total U.S. Government & Agencies
 (cost $96,176,350)................................                   94,928,387
                                                                    ------------
Total Investment Securities--99.1%
 (cost $425,631,809)...............................                  519,355,146
                                                                    ------------
SHORT-TERM INVESTMENTS--3.8%
Federal Home Loan Mortgage Discount Notes
 6.44% due 10/03/00................................       5,000        4,998,211
Federal National Mortgage Association Discount
 Notes
 6.43% due 10/25/00................................      15,000       14,935,700
                                                                    ------------
Total Short-Term Investments
 (cost $19,933,911)................................                   19,933,911
                                                                    ------------

    SunAmerica Balanced Assets Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 -- (continued)

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--0.8%
Joint Repurchase Agreement with PaineWebber Group,
 Inc.
 (Note 2).........................................      $3,000     $  3,000,000
Joint Repurchase Agreement with State Street Bank
 & Trust Co. (Note 2).............................       1,227        1,227,000
                                                                   ------------
Total Repurchase Agreements
 (cost $4,227,000)................................                    4,227,000
                                                                   ------------
TOTAL INVESTMENTS--
 (cost $449,792,720)..............................       103.7%     543,516,057
Liabilities in excess of other assets.............        (3.7)     (19,476,485)
                                                        ------     ------------
NET ASSETS--                                             100.0%    $524,039,572
                                                        ======     ============

------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
ADR ("American Depository Receipt")
GDR ("Global Depository Receipt")

See Notes to Financial Statements

    SunAmerica Blue Chip Growth Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000


                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK--90.5%
Apparel & Textiles--0.4%
 Oakley, Inc.+............................................  50,000 $    878,125
                                                                   ------------
Banks--3.2%
 Bank of New York Co., Inc. ..............................  30,000    1,681,875
 Chase Manhattan Corp. ...................................  52,500    2,424,844
 FleetBoston Financial Corp. .............................  55,000    2,145,000
 Mellon Financial Corp. ..................................  24,500    1,136,187
                                                                   ------------
                                                                      7,387,906
                                                                   ------------
Broadcasting & Media--3.7%
 AT&T Corp.-Liberty Media Corp., Class A+................. 120,000    2,160,000
 Comcast Corp., Class A+..................................  50,000    2,046,875
 Pegasus Communications Corp.+............................  25,000    1,207,813
 Time Warner, Inc. .......................................  40,000    3,130,000
                                                                   ------------
                                                                      8,544,688
                                                                   ------------
Communication Equipment--8.5%
 Cisco Systems, Inc.+..................................... 130,000    7,182,500
 Juniper Networks, Inc.+..................................  30,000    6,568,125
 Lucent Technologies, Inc. ...............................  40,000    1,222,500
 Nortel Networks Corp. ...................................  45,000    2,680,312
 Palm, Inc.+..............................................  35,000    1,852,813
                                                                   ------------
                                                                     19,506,250
                                                                   ------------
Computers & Business Equipment--8.0%
 Dell Computer Corp.+.....................................  50,000    1,540,625
 EMC Corp.+............................................... 110,000   10,903,750
 International Business Machines Corp. ...................  40,000    4,500,000
 Sun Microsystems, Inc.+..................................  12,400    1,447,700
                                                                   ------------
                                                                     18,392,075
                                                                   ------------
Conglomerate--7.3%
 General Electric Co. .................................... 180,000   10,383,750
 Schlumberger Ltd. .......................................  25,000    2,057,812
 Tyco International Ltd. .................................  80,000    4,150,000
                                                                   ------------
                                                                     16,591,562
                                                                   ------------
Computer Software--1.3%
 Microsoft Corp.+.........................................  50,000    3,015,625
                                                                   ------------
Electronics--7.9%
 C-MAC Industries, Inc.+..................................  45,400    2,610,500
 Emerson Electric Co. ....................................  25,000    1,675,000
 Flextronics International Ltd.+..........................  30,000    2,463,750
 Integrated Device Technology, Inc.+......................  50,000    4,525,000
 Intel Corp. ............................................. 120,000    4,987,500
 Texas Instruments, Inc. .................................  40,000    1,887,500
                                                                   ------------
                                                                     18,149,250
                                                                   ------------

                                                                      Value
                   Security Description                    Shares    (Note 2)

Energy Services--2.2%
 Baker Hughes, Inc. ...................................... 40,000  $  1,485,000
 Halliburton Co. ......................................... 23,000     1,125,563
 Nabors Industries, Inc.+................................. 25,000     1,310,000
 Transocean Sedco Forex, Inc. ............................ 20,000     1,172,500
                                                                   ------------
                                                                      5,093,063
                                                                   ------------
Energy Sources--6.2%
 Apache Corp. ............................................ 40,000     2,365,000
 Burlington Resources, Inc. .............................. 15,000       552,188
 Chevron Corp. ........................................... 15,000     1,278,750
 Devon Energy Corp. ...................................... 25,000     1,503,750
 Exxon Mobil Corp. ....................................... 50,003     4,456,517
 Kerr-Mcgee Corp. ........................................ 35,000     2,318,750
 Royal Dutch Petroleum Co.  GDR........................... 30,000     1,798,125
                                                                   ------------
                                                                     14,273,080
                                                                   ------------
Financial Services--7.9%
 American Express Co. .................................... 75,000     4,556,250
 Capital One Financial Corp. ............................. 30,000     2,101,875
 Citigroup, Inc. ......................................... 90,000     4,865,625
 J.P Morgan & Co., Inc. .................................. 10,000     1,633,750
 Merrill Lynch & Co., Inc. ............................... 20,000     1,320,000
 Morgan Stanley Dean Witter & Co. ........................ 40,000     3,657,500
                                                                   ------------
                                                                     18,135,000
                                                                   ------------
Insurance--0.7%
 Chubb Corp. ............................................. 20,000     1,582,500
                                                                   ------------
Internet Software--5.0%
 America Online, Inc.+.................................... 41,000     2,203,750
 BEA Systems, Inc.+....................................... 54,600     4,251,975
 i2 Technologies, Inc.+................................... 11,000     2,057,687
 Oracle Corp.+............................................ 36,000     2,835,000
                                                                   ------------
                                                                     11,348,412
                                                                   ------------
Machinery--1.0%
 SPX Corp.+............................................... 15,600     2,214,225
                                                                   ------------
Medical Products--1.5%
 Amgen, Inc.+............................................. 20,000     1,396,563
 Johnson & Johnson Co. ................................... 22,000     2,066,625
                                                                   ------------
                                                                      3,463,188
                                                                   ------------
Pharmaceuticals--7.3%
 ALZA Corp.+.............................................. 35,000     3,027,500
 Biogen, Inc.+............................................ 20,000     1,220,000
 Genentech, Inc.+......................................... 20,000     3,713,750
 Merck & Co., Inc. ....................................... 20,000     1,488,750
 Pfizer, Inc. ............................................ 70,000     3,145,625

    SunAmerica Blue Chip Growth Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 -- (continued)

                                                      Shares/
                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Pharmaceuticals (continued)
 Schering-Plough Corp. ...........................     51,000     $  2,371,500
 Teva Pharmaceutical Industries Ltd. ADR..........     25,000        1,829,687
                                                                  ------------
                                                                    16,796,812
                                                                  ------------
Retail Stores--3.2%
 Home Depot, Inc. ................................     40,000        2,122,500
 Tiffany & Co. ...................................     39,400        1,519,363
 Wal-Mart Stores, Inc. ...........................     75,000        3,609,375
                                                                  ------------
                                                                     7,251,238
                                                                  ------------
Telecommunications--12.9%
 AT&T Corp. ......................................     25,000          734,375
 CIENA Corp.+.....................................     50,000        6,140,625
 Corning, Inc. ...................................     25,000        7,425,000
 General Motors Corp., Class H+...................    160,000        5,948,800
 JDS Uniphase Corp.+..............................     50,000        4,734,375
 Sycamore Networks, Inc.+ ........................     25,000        2,700,000
 TyCom Ltd.+......................................     21,200          813,550
 WorldCom, Inc.+..................................     37,500        1,139,062
                                                                  ------------
                                                                    29,635,787
                                                                  ------------
Utilities--2.3%
 Enron Corp. .....................................     40,000        3,505,000
 PECO Energy Co. .................................     30,000        1,816,875
                                                                  ------------
                                                                     5,321,875
                                                                  ------------
Total Investment Securities--90.5%
 (cost $149,559,758)..............................                 207,580,661
                                                                  ------------
REPURCHASE AGREEMENTS--14.0%
 Joint Repurchase Agreement with PaineWebber
  Group, Inc. (Note 2)............................    $30,000       30,000,000
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2)............................      1,983        1,983,000
                                                                  ------------
Total Repurchase Agreements
 (cost $31,983,000)...............................                  31,983,000
                                                                  ------------
TOTAL INVESTMENTS--
 (cost $181,542,758)..............................      104.5%     239,563,661
Liabilities in excess of other assets.............       (4.5)     (10,250,167)
                                                      -------     ------------
NET ASSETS--                                            100.0%    $229,313,494
                                                      =======     ============

------
+ Non-income producing security
ADR  ("American Depository Receipt")
GDR ("Global Depository Receipt")

See Notes to Financial Statements

    SunAmerica Growth Opportunities Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000


                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK--78.7%
Apparel & Textiles--0.7%
 Jones Apparel Group, Inc.+............................... 100,000 $  2,650,000
                                                                   ------------
Communication Equipment--7.6%
 Advanced Fibre Communications, Inc.+..................... 110,000    4,166,250
 Aether Systems, Inc.+....................................  38,700    4,082,850
 Foundry Networks, Inc.+..................................  45,000    3,012,188
 JNI Corp.+...............................................  60,000    5,340,000
 Juniper Networks, Inc.+..................................  23,000    5,035,562
 Lightpath Technologies, Inc.+............................  80,000    3,800,000
 ONI System Corp. ........................................  40,000    3,452,500
 OPNET Technologies, Inc.+................................     500       18,250
                                                                   ------------
                                                                     28,907,600
                                                                   ------------
Computers & Business Equipment--5.4%
 Brocade Communications Systems, Inc.+....................  30,000    7,080,000
 EMC Corp.+...............................................  40,000    3,965,000
 Network Appliance, Inc.+.................................  40,000    5,095,000
 VERITAS Software Corp.+..................................  30,000    4,260,000
                                                                   ------------
                                                                     20,400,000
                                                                   ------------
Computer Software--2.0%
 Adobe Systems, Inc. .....................................  20,000    3,105,000
 Futurelink Corp.+........................................  82,000      251,125
 Siebel Systems, Inc.+....................................  40,000    4,452,500
                                                                   ------------
                                                                      7,808,625
                                                                   ------------
Electronics--15.8%
 Altera Corp.+............................................  60,000    2,865,000
 American Superconductor Corp.+...........................  30,000    1,474,687
 Analog Devices, Inc.+....................................  30,000    2,476,875
 Applied Micro Circuits Corp.+............................  20,000    4,141,250
 Atmel Corp.+............................................. 160,000    2,430,000
 Broadcom Corp., Class A+.................................  20,000    4,875,000
 C-MAC Industries, Inc.+..................................  40,000    2,300,000
 Celestica, Inc.+.........................................  30,000    2,077,500
 Flextronics International Ltd.+..........................  40,000    3,285,000
 GSI Lumonics, Inc.+...................................... 100,000    1,650,000
 Integrated Device Technology, Inc.+......................  20,000    1,810,000
 International Rectifier Corp.+...........................  50,000    2,528,125
 Lam Research Corp.+......................................  90,000    1,884,375
 LTX Corp.+...............................................  80,000    1,515,000
 Newport Corp. ...........................................  30,000    4,777,969
 PMC-Sierra, Inc.+........................................  20,000    4,305,000
 QLogic Corp.+............................................  40,000    3,520,000
 Sanmina Corp.+...........................................  30,000    2,808,750
 Triquint Semiconductor, Inc.+............................  50,000    1,821,875
 Tvia, Inc.+.............................................. 183,600    3,293,325
 Varian Semiconductor Equipment Associates, Inc.+.........  15,000      561,563

                                                                      Value
                   Security Description                    Shares    (Note 2)

Electronics (continued)
 Vitesse Semiconductor Corp.+.............................  40,000 $  3,557,500
                                                                   ------------
                                                                     59,958,794
                                                                   ------------
Energy Services--7.0%
 Baker Hughes, Inc. ......................................  75,000    2,784,375
 Diamond Offshore Drilling, Inc. .........................  60,000    2,460,000
 Global Marine, Inc.+.....................................  80,000    2,470,000
 Halliburton Co. .........................................  40,000    1,957,500
 Marine Drilling Cos., Inc.+..............................  85,000    2,427,813
 Patterson Energy, Inc.+..................................  80,000    2,750,000
 R & B Falcon Corp.+......................................  50,000    1,393,750
 Rowan Cos., Inc.+........................................  80,000    2,320,000
 Smith International, Inc.+...............................  30,000    2,446,875
 Transocean Sedco Forex, Inc. ............................  70,000    4,103,750
 Veritas DGC, Inc.+.......................................  50,000    1,446,875
                                                                   ------------
                                                                     26,560,938
                                                                   ------------
Financial Services--3.9%
 Eaton Vance Corp. .......................................  70,000    3,570,000
 Lehman Brothers Holdings, Inc. ..........................  30,000    4,432,500
 Merrill Lynch & Co., Inc. ...............................  60,000    3,960,000
 Morgan Stanley Dean Witter & Co. ........................  30,000    2,743,125
                                                                   ------------
                                                                     14,705,625
                                                                   ------------
Insurance--1.6%
 ACE Ltd. ................................................  22,000      863,500
 AFLAC, Inc. .............................................  80,000    5,125,000
                                                                   ------------
                                                                      5,988,500
                                                                   ------------
Internet Content--1.3%
 Check Point Software Ltd.+...............................  20,000    3,150,000
 GoAmerica, Inc.+......................................... 159,400    1,409,694
 Yahoo!, Inc.+............................................   6,000      546,000
                                                                   ------------
                                                                      5,105,694
                                                                   ------------
Internet Software--4.0%
 BEA Systems, Inc.+.......................................  60,000    4,672,500
 Commerce One, Inc.+......................................  46,000    3,611,000
 Entrade, Inc.+*#.........................................  45,000      154,406
 Inktomi Corp.+...........................................  20,000    2,280,000
 Interliant, Inc.+........................................  40,000      320,000
 Phone.com, Inc.+.........................................  30,000    3,408,750
 ServiceWare Technologies, Inc.+.......................... 100,000      737,500
                                                                   ------------
                                                                     15,184,156
                                                                   ------------
Machinery--1.8%
 Kulicke & Soffa Industries, Inc.+........................ 110,000    1,464,375
 Lone Star Technologies, Inc.+............................  70,000    3,230,500
 National Oilwell, Inc.+..................................  65,000    2,031,250
                                                                   ------------
                                                                      6,726,125
                                                                   ------------

    SunAmerica Growth Opportunities Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 -- (continued)

                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Medical Products--5.8%
 Affymetrix, Inc.+........................................  28,000 $  1,396,500
 BioSource International, Inc.+........................... 100,000    3,100,000
 Forest Laboratories, Inc.+...............................  13,500    1,548,281
 Genzyme Corp.+...........................................  20,000    1,363,750
 Genzyme Surgical Products.+..............................   1,790       13,425
 Medimmune, Inc.+.........................................  27,000    2,085,750
 Millenium Pharmaceuticals, Inc.+.........................  30,000    4,381,875
 PE Corp.--PE Biosystems Group+...........................  44,000    5,126,000
 PE Corp.--Celera Genomics Group+.........................  30,000    2,988,750
                                                                   ------------
                                                                     22,004,331
                                                                   ------------
Pharmaceuticals--11.6%
 Biogen, Inc.+............................................  25,000    1,525,000
 Cell Therapeutics, Inc. .................................  45,000    3,000,937
 Charles River Laboratories International, Inc.+..........  75,000    2,550,000
 COR Therapeutics, Inc.+..................................  60,000    3,738,750
 Curagen Corp.+...........................................  88,000    4,688,750
 CV Therapeutics, Inc.+...................................  48,000    3,733,500
 Human Genome Sciences, Inc.+.............................  15,000    2,596,875
 Immunex Corp.+...........................................  50,000    2,175,000
 Maxim Pharmaceuticals, Inc.+.............................  42,000    2,551,500
 Medarex, Inc.+...........................................  25,000    2,932,813
 Merck & Co., Inc. .......................................  45,000    3,349,687
 Pfizer, Inc. ............................................ 113,750    5,111,641
 Schering-Plough Corp. ...................................  65,000    3,022,500
 Serono SA ADR+........................................... 100,000    3,025,000
                                                                   ------------
                                                                     44,001,953
                                                                   ------------
Telecommunications--9.5%
 Aspect Communications Corp.+............................. 100,000    2,062,500
 CIENA Corp.+.............................................  40,000    4,912,500
 Corning, Inc. ...........................................  30,000    8,910,000
 Corvis Corp.+............................................  50,000    3,052,345
 EchoStar Communications Corp., Class A+.................. 120,000    6,330,000
 JDS Uniphase Corp.+......................................  42,000    3,976,875
 New Focus, Inc.+.........................................  40,000    3,162,500
 Sycamore Networks, Inc.+.................................  30,000    3,240,000
 Vyyo, Inc.+..............................................  20,000      600,000
                                                                   ------------
                                                                     36,246,720
                                                                   ------------
Utilities--0.7%
 Enron Corp. .............................................  30,000    2,628,750
                                                                   ------------
Total Common Stock
 (cost $217,891,769)......................................          298,877,811
                                                                   ------------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

REPURCHASE AGREEMENTS--27.7%
 Joint Repurchase Agreement with PaineWebber Group,
  Inc.
  (Note 2).........................................    $70,000     $ 70,000,000
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2).............................     35,277       35,277,000
                                                                   ------------
Total Repurchase Agreements--
 (cost $105,277,000)...............................                 105,277,000
                                                                   ------------
TOTAL INVESTMENTS--
 (cost $323,168,769)...............................      106.4%     404,154,811
Liabilities in excess of other assets..............       (6.4)     (24,217,888)
                                                       -------     ------------
NET ASSETS--                                             100.0%    $379,936,923
                                                       =======     ============

------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
# Fair value security; See Note 2
ADR ("American Depository Receipt")

See Notes to Financial Statements

    SunAmerica New Century Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000



                                                                      Value
                  Security Description                    Shares     (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK--94.2%
Broadcasting & Media--1.1%
 Martha Stewart Living Omnimedia, Inc., Class A+.........   1,000  $     26,250
 Pegasus Communications Corp.+...........................  86,600     4,183,863
                                                                   ------------
                                                                      4,210,113
                                                                   ------------
Business Services--4.4%
 Amdocs Ltd.+............................................  75,000     4,678,125
 Mobile Mini, Inc.+...................................... 115,300     2,219,525
 Paychex, Inc. .......................................... 120,000     6,300,000
 Waste Connections, Inc.+................................  89,200     2,285,750
 Waste Management, Inc. ................................. 104,100     1,815,244
                                                                   ------------
                                                                     17,298,644
                                                                   ------------
Communication Equipment--6.4%
 Aether Systems, Inc.+...................................  31,000     3,270,500
 Cosine Communications, Inc.+............................  35,000     1,944,688
 Juniper Networks, Inc.+.................................  39,200     8,582,350
 Netro Corp.+............................................  58,600     3,472,050
 Palm, Inc.+.............................................  90,200     4,774,962
 Turnstone Systems, Inc.+................................  62,900     2,916,987
                                                                   ------------
                                                                     24,961,537
                                                                   ------------
Computers & Business Equipment--9.3%
 Brocade Communications Systems, Inc.+...................  37,800     8,920,800
 Compaq Computer Corp. ..................................  90,300     2,490,474
 Gateway, Inc. ..........................................  30,100     1,407,175
 Network Appliance, Inc.+................................  49,700     6,330,537
 Redback Networks, Inc.+.................................  68,400    11,213,325
 Sun Microsystems, Inc.+.................................  25,500     2,977,125
 VERITAS Software Corp.+.................................  19,800     2,811,600
                                                                   ------------
                                                                     36,151,036
                                                                   ------------
Computer Software--4.7%
 Micromuse, Inc.+........................................  31,200     6,269,250
 Siebel Systems, Inc.+...................................  81,600     9,083,100
 SpeechWorks International, Inc.+........................  50,000     3,100,000
                                                                   ------------
                                                                     18,452,350
                                                                   ------------
Education--0.9%
 Career Education Corp.+.................................  80,000     3,560,000
                                                                   ------------
Electronics--5.3%
 Bookham Technology PLC ADR+.............................  15,500       664,562
 Broadcom Corp., Class A+................................  46,800    11,407,500
 Linear Technology Corp. ................................  60,400     3,910,900
 PMC-Sierra, Inc.+.......................................  20,700     4,455,675
                                                                   ------------
                                                                     20,438,637
                                                                   ------------

                                                                      Value
                   Security Description                    Shares    (Note 2)

Energy Services--13.3%
 BJ Services Co.+.........................................  68,900 $  4,211,512
 Diamond Offshore Drilling, Inc. .........................  76,600    3,140,600
 Dynegy, Inc., Class A....................................  59,600    3,397,200
 El Paso Energy Corp. ....................................  74,900    4,615,712
 Global Marine, Inc.+..................................... 129,200    3,989,050
 Grant Prideco, Inc.+..................................... 105,000    2,303,438
 Maverick Tube Corp.+..................................... 106,000    2,855,375
 Nabors Industries, Inc.+.................................  81,300    4,260,120
 Offshore Logistics, Inc. ................................ 129,900    2,321,963
 Precision Drilling Corp.+................................  96,200    3,427,125
 R & B Falcon Corp.+...................................... 138,600    3,863,475
 Smith International, Inc.+...............................  47,700    3,890,531
 Southern Energy, Inc.+................................... 100,000    3,137,500
 Transocean Sedco Forex, Inc. ............................  45,300    2,655,713
 Weatherford International, Inc.+.........................  85,300    3,667,900
                                                                   ------------
                                                                     51,737,214
                                                                   ------------
Energy Sources--3.8%
 Apache Corp. ............................................  75,200    4,446,200
 Calpine Corp.+...........................................  59,600    6,220,750
 Devon Energy Corp. ......................................  67,700    4,072,155
                                                                   ------------
                                                                     14,739,105
                                                                   ------------
Household Products--0.8%
 Yankee Candle, Inc.+..................................... 144,800    2,914,100
                                                                   ------------
Internet Content--2.0%
 Check Point Software Ltd.+...............................  35,300    5,559,750
 Critical Path, Inc.+.....................................  20,400    1,239,300
 Yahoo!, Inc.+............................................  11,000    1,001,000
                                                                   ------------
                                                                      7,800,050
                                                                   ------------
Internet Software--14.7%
 Ariba, Inc.+.............................................  64,500    9,240,633
 Art Technology Group, Inc.+..............................  42,100    3,988,975
 BEA Systems, Inc.+....................................... 107,100    8,340,412
 Blue Martini Software, Inc.+.............................     100        3,387
 BroadVision, Inc.+.......................................  39,500    1,009,719
 CheckFree Corp.+.........................................  20,100      842,002
 Entrade, Inc.+*#.........................................  40,000      137,250
 Eprise Corp.+............................................  10,000       86,250
 i2 Technologies, Inc.+...................................  54,600   10,213,612
 Inktomi Corp.+...........................................  27,300    3,112,200
 Macromedia, Inc.+........................................  10,700      864,694
 Oracle Corp.+............................................  54,000    4,252,500
 RealNetworks, Inc.+......................................  65,800    2,615,550
 Resonate, Inc.+..........................................   1,000       39,500
 VeriSign, Inc.+..........................................  40,700    8,244,294
 Vignette Corp.+..........................................  17,400      519,825
 WatchGuard Technologies, Inc. ...........................  60,400    3,624,000
                                                                   ------------
                                                                     57,134,803
                                                                   ------------

    SunAmerica New Century Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000 -- (continued)


                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK (continued)
Leisure & Tourism--0.9%
 SkyWest, Inc.............................................  67,700 $  3,469,625
                                                                   ------------
Medical Products--5.5%
 Alkermes, Inc.+..........................................  73,300    2,831,212
 Lexicon Genetics, Inc.+..................................  59,300    1,875,363
 Medimmune, Inc.+.........................................  59,700    4,611,825
 Millenium Pharmaceuticals, Inc.+.........................  49,200    7,186,275
 Myriad Genetics, Inc.+...................................  59,000    5,074,000
                                                                   ------------
                                                                     21,578,675
                                                                   ------------
Pharmaceuticals--8.7%
 Abgenix, Inc.+........................................... 100,200    8,097,412
 Allergan, Inc. ..........................................  32,400    2,735,775
 ALZA Corp.+..............................................  59,900    5,181,350
 Biovail Corp.+...........................................  45,500    3,705,406
 Cephalon, Inc.+..........................................  68,300    3,312,550
 Deltagen, Inc.+..........................................  22,300      689,906
 Elan Corp., ADR+.........................................  77,500    4,243,125
 QLT PhotoTherapeutics, Inc.+.............................  70,900    5,025,038
 Visible Genetics, Inc.+..................................  24,800    1,001,300
                                                                   ------------
                                                                     33,991,862
                                                                   ------------
Retail Stores--2.7%
 Amazon.com, Inc.+........................................  75,200    2,890,500
 AnnTaylor Stores Corp.+..................................  60,900    2,340,844
 Talbots, Inc. ...........................................  33,000    2,186,250
 Wal-Mart Stores, Inc. ...................................  67,400    3,243,625
                                                                   ------------
                                                                     10,661,219
                                                                   ------------
Telecommunications--8.8%
 Avanex Corp.+............................................  36,800    3,962,900
 CIENA Corp.+.............................................  64,000    7,860,000
 EchoStar Communications Corp., Class A+..................  41,300    2,178,575
 Finistar Corp.+..........................................  36,800    1,780,200
 General Motors Corp., Class H+........................... 176,300    6,554,834
 JDS Uniphase Corp.+......................................  55,300    5,236,219
 Sycamore Networks, Inc.+.................................  60,300    6,512,400
                                                                   ------------
                                                                     34,085,128
                                                                   ------------
Transportation--0.9%
 Oshkosh Truck Corp. .....................................  76,500    2,964,375
 RailWorks Corp.+......................................... 201,400      692,313
                                                                   ------------
                                                                      3,656,688
                                                                   ------------
Total Common Stock
 (cost $291,886,599)......................................          366,840,786
                                                                   ------------

                                                     Contracts/
                                                     Principal
                                                       Amount        Value
               Security Description                (in thousands)   (Note 2)

PUT OPTION--0.1%+(1)
 Network Appliance, Inc.
  $125 exp. 11/00 (cost $517,381).................        360     $    477,000
                                                                  ------------
Total Investment Securities--94.3%
 (cost $292,403,980)..............................                 367,317,786
                                                                  ------------
REPURCHASE AGREEMENTS-- 6.1%
 Joint Repurchase Agreement with PaineWebber
  Group, Inc.
  (Note 2)........................................    $20,000       20,000,000
 Joint Repurchase Agreement with State Street Bank
  & Trust Co. (Note 2)............................      3,957        3,957,000
                                                                  ------------
Total Repurchase Agreements
 (cost $23,957,000)...............................                  23,957,000
                                                                  ------------
TOTAL INVESTMENTS--
 (cost $316,360,980)..............................      100.4%     391,274,786
Liabilities in excess of other assets.............       (0.4)      (1,703,576)
                                                      -------     ------------
NET ASSETS--                                            100.0%    $389,571,210
                                                      =======     ============

------
+ Non-income producing security
* Resale restricted to qualified institutional buyers
# Fair value security; See Note 2
(1) 1 option contract equals 100 shares
ADR ("American Depository Receipt")

See Notes to Financial Statements

    SunAmerica Growth and Income Fund
    PORTFOLIO OF INVESTMENTS --September 30, 2000


                                                                      Value
                   Security Description                    Shares    (Note 2)

-------------------------------------------------------------------------------
COMMON STOCK--97.0%
Automotive--0.7%
 Ford Motor Co. .......................................... 100,000 $  2,531,250
                                                                   ------------
Banks--2.9%
 Bank of New York Co., Inc. ..............................  30,000    1,681,875
 Chase Manhattan Corp. ...................................  67,500    3,117,656
 FleetBoston Financial Corp. .............................  80,000    3,120,000
 Mellon Financial Corp. ..................................  30,000    1,391,250
 Summit Bancorp. .........................................  20,000      690,000
                                                                   ------------
                                                                     10,000,781
                                                                   ------------
Broadcasting & Media--4.0%
 AT&T Corp.-Liberty Media Corp., Class A+................. 220,000    3,960,000
 Comcast Corp., Class A+..................................  60,000    2,456,250
 Pegasus Communications Corp. ............................  41,800    2,019,463
 Time Warner, Inc. .......................................  50,000    3,912,500
 USA Networks, Inc.+......................................  70,000    1,535,625
                                                                   ------------
                                                                     13,883,838
                                                                   ------------
Communication Equipment--7.4%
 Cisco Systems, Inc.+..................................... 170,000    9,392,500
 Juniper Networks, Inc.+..................................  35,000    7,662,812
 Lucent Technologies, Inc. ...............................  50,000    1,528,125
 Nortel Networks Corp. ...................................  60,000    3,573,750
 Palm, Inc.+..............................................  60,000    3,176,250
                                                                   ------------
                                                                     25,333,437
                                                                   ------------
Computers & Business Equipment--9.4%
 Brocade Communications Systems, Inc.+....................  10,000    2,360,000
 Compaq Computer Corp. ...................................  80,000    2,206,400
 Dell Computer Corp.+.....................................  69,600    2,144,550
 EMC Corp.+............................................... 160,000   15,860,000
 International Business Machines Corp. ...................  65,000    7,312,500
 Sun Microsystems, Inc.+..................................  20,000    2,335,000
                                                                   ------------
                                                                     32,218,450
                                                                   ------------
Conglomerate--7.7%
 General Electric Co. .................................... 270,000   15,575,625
 Schlumberger Ltd. .......................................  35,000    2,880,937
 Tyco International Ltd. ................................. 155,000    8,040,625
                                                                   ------------
                                                                     26,497,187
                                                                   ------------
Computer Software--1.4%
 Microsoft Corp.+.........................................  80,000    4,825,000
                                                                   ------------
Electronics--6.5%
 C-MAC Industries, Inc.+..................................  40,000    2,300,000
 Emerson Electric Co. ....................................  70,000    4,690,000
 Flextronics International Ltd.+..........................  40,000    3,285,000
 Intel Corp. ............................................. 175,000    7,273,438

                                                                      Value
                   Security Description                    Shares    (Note 2)

Electronics (continued)
 PMC-Sierra, Inc.+........................................  10,000 $  2,152,500
 Texas Instruments, Inc. .................................  54,800    2,585,875
                                                                   ------------
                                                                     22,286,813
                                                                   ------------
Energy Services--3.7%
 Baker Hughes, Inc. ......................................  60,000    2,227,500
 Halliburton Co. .........................................  32,500    1,590,469
 Nabors Industries, Inc.+.................................  33,200    1,739,680
 R & B Falcon Corp.+...................................... 150,000    4,181,250
 Transocean Sedco Forex, Inc. ............................  50,000    2,931,250
                                                                   ------------
                                                                     12,670,149
                                                                   ------------
Energy Sources--8.7%
 Apache Corp. ............................................  60,000    3,547,500
 Burlington Resources, Inc. ..............................  20,000      736,250
 Chevron Corp. ...........................................  15,000    1,278,750
 Coastal Corp. ...........................................  80,000    5,930,000
 Devon Energy Corp. ......................................  60,000    3,609,000
 Exxon Mobil Corp. .......................................  96,604    8,609,831
 Kerr-Mcgee Corp. ........................................  60,000    3,975,000
 Royal Dutch Petroleum Co. GDR............................  40,000    2,397,500
                                                                   ------------
                                                                     30,083,831
                                                                   ------------
Financial Services--7.9%
 American Express Co. ....................................  75,000    4,556,250
 Capital One Financial Corp. .............................  35,000    2,452,188
 Citigroup, Inc. ......................................... 134,066    7,247,943
 J.P Morgan & Co., Inc. ..................................  14,000    2,287,250
 Merrill Lynch & Co., Inc. ...............................  25,000    1,650,000
 Morgan Stanley Dean Witter & Co. ........................  60,000    5,486,250
 Washington Mutual, Inc. .................................  90,000    3,583,125
                                                                   ------------
                                                                     27,263,006
                                                                   ------------
Food, Beverage & Tobacco--1.0%
 Anheuser-Busch Cos., Inc. ...............................  80,000    3,385,000
                                                                   ------------
Internet Software--3.2%
 America Online, inc.+....................................  50,000    2,687,500
 BEA Systems, Inc.+.......................................  55,000    4,283,125
 Oracle Corp.+............................................  50,000    3,937,500
                                                                   ------------
                                                                     10,908,125
                                                                   ------------
Machinery--0.8%
 SPX Corp.+...............................................  19,500    2,767,781
                                                                   ------------
Medical Products--3.6%
 Amgen, Inc.+.............................................  40,000    2,793,125
 Johnson & Johnson Co. ...................................  45,000    4,227,188
 PerkinElmer, Inc. .......................................  50,000    5,218,750
                                                                   ------------
                                                                     12,239,063
                                                                   ------------

    SunAmerica Growth and Income Fund
    PORTFOLIO OF INVESTMENTS --September 30, 2000 -- (continued)

                                                                       Value
                   Security Description                     Shares    (Note 2)

--------------------------------------------------------------------------------
COMMON STOCK (continued)
Pharmaceuticals--8.4%
 ALZA Corp.+...............................................  55,000 $  4,757,500
 Biogen, Inc.+.............................................  30,000    1,830,000
 Bristol-Myers Squibb Co. .................................  50,000    2,856,250
 Genentech, Inc.+..........................................  30,000    5,570,625
 Merck & Co., Inc. ........................................  30,000    2,233,125
 Pfizer, Inc. ............................................. 110,000    4,943,125
 Schering-Plough Corp. ....................................  76,000    3,534,000
 Teva Pharmaceutical Industries Ltd. ADR...................  45,000    3,293,437
                                                                    ------------
                                                                      29,018,062
                                                                    ------------
Retail Stores--3.8%
 Home Depot, Inc. .........................................  60,000    3,183,750
 Sears, Roebuck & Co. .....................................  55,500    1,799,310
 Tiffany & Co. ............................................  78,600    3,031,013
 Wal-Mart Stores, Inc. .................................... 105,000    5,053,125
                                                                    ------------
                                                                      13,067,198
                                                                    ------------
Telecommunications--11.6%
 AT&T Corp. ...............................................  30,000      881,250
 CIENA Corp.+..............................................  40,000    4,912,500
 Corning, Inc. ............................................  35,000   10,395,000
 General Motors Corp., Class H+............................ 213,300    7,930,494
 JDS Uniphase Corp.+.......................................  75,000    7,101,562
 SBC Communications, Inc. .................................  40,000    2,000,000
 Sycamore Networks, Inc.+..................................  20,000    2,160,000
 TyCom Ltd.+...............................................  26,600    1,020,775
 Verizon Communications....................................  36,600    1,772,813
 WorldCom, Inc.+...........................................  61,000    1,852,875
                                                                    ------------
                                                                      40,027,269
                                                                    ------------
Utilities--4.3%
 Duke Energy Corp. ........................................  35,000    3,001,250
 Energy East Corp. ........................................  50,000    1,131,250
 Enron Corp. ..............................................  85,000    7,448,125
 NRG Energy, Inc.+.........................................  23,000      839,500
 PECO Energy Co. ..........................................  40,000    2,422,500
                                                                    ------------
                                                                      14,842,625
                                                                    ------------
Total Investment Securities--97.0% (cost $253,852,602).....          333,848,865
                                                                    ------------

                                                      Principal
                                                        Amount        Value
               Security Description                 (in thousands)   (Note 2)

REPURCHASE AGREEMENTS--4.2%
Joint Repurchase Agreement with PaineWebber Group,
 Inc.
 (Note 2).........................................     $10,000     $ 10,000,000
Joint Repurchase Agreement with State Street Bank
 & Trust Co. (Note 2).............................       4,282        4,282,000
                                                                   ------------
Total Repurchase Agreements
 (cost $14,282,000)...............................                   14,282,000
                                                                   ------------
TOTAL INVESTMENTS--
 (cost $268,134,602)..............................       101.2%     348,130,865
Liabilities in excess of other assets.............        (1.2)      (3,974,291)
                                                       -------     ------------
NET ASSETS--                                             100.0%    $344,156,574
                                                       =======     ============

------
+ Non-income producing security
ADR ("American Depository Receipt")
GDR ("Global Depository Receipt")

See Notes to Financial Statements

    SunAmerica "Dogs" of Wall Street Fund
    PORTFOLIO OF INVESTMENTS -- September 30, 2000



                                                                     Value
                  Security Description                    Shares   (Note 2)

-----------------------------------------------------------------------------
COMMON STOCK--97.6%
Aerospace & Military Technology--3.9%
 Raytheon Co., Class B...................................  74,839 $ 2,128,234
                                                                  -----------
Apparel & Textiles--3.0%
 V.F. Corp. .............................................  66,593   1,644,015
                                                                  -----------
Automotive--8.6%
 Cooper Tire & Rubber Co. ............................... 133,192   1,340,245
 General Motors Corp. ...................................  26,975   1,753,375
 Genuine Parts Co. ......................................  81,220   1,548,256
                                                                  -----------
                                                                    4,641,876
                                                                  -----------
Business Services--6.7%
 Bemis Co., Inc. ........................................  58,532   1,880,341
 Pitney Bowes, Inc. .....................................  43,591   1,719,120
                                                                  -----------
                                                                    3,599,461
                                                                  -----------
Chemicals--6.6%
 Air Products & Chemicals, Inc. .........................  63,755   2,295,180
 du Pont (E.I.) de Nemours & Co. ........................  30,513   1,264,382
                                                                  -----------
                                                                    3,559,562
                                                                  -----------
Conglomerate--4.8%
 Honeywell International, Inc. ..........................  35,674   1,270,886
 National Service Industries, Inc. ......................  68,035   1,330,935
                                                                  -----------
                                                                    2,601,821
                                                                  -----------
Electronics--4.2%
 Emerson Electric Co. ...................................  33,541   2,247,247
                                                                  -----------
Energy Sources--3.9%
 Exxon Mobil Corp. ......................................  23,435   2,088,644
                                                                  -----------
Entertainment Products--2.3%
 Eastman Kodak Co. ......................................  30,964   1,265,654
                                                                  -----------
Financial Services--4.6%
 J.P Morgan & Co., Inc. .................................  15,262   2,493,429
                                                                  -----------
Food, Beverage & Tobacco--15.3%
 ConAgra, Inc. ..........................................  91,640   1,838,527
 Hershey Foods Corp. ....................................  39,734   2,150,603
 Philip Morris Cos., Inc. ...............................  83,821   2,467,481
 UST, Inc. ..............................................  79,373   1,815,657
                                                                  -----------
                                                                    8,272,268
                                                                  -----------
Household Products--8.5%
 International Flavors & Fragrances, Inc. ...............  54,570     995,902
 Newell Rubbermaid, Inc. ................................  65,620   1,496,956
 Sherwin-Williams Co. ...................................  97,922   2,093,083
                                                                  -----------
                                                                    4,585,941
                                                                  -----------

                                                        Shares/
                                                       Principal
                                                         Amount        Value
                Security Description                 (in thousands)  (Note 2)

Machinery--2.7%
 Caterpillar, Inc. .................................    $ 43,836    $ 1,479,465
                                                                    -----------
Metals & Mining--3.6%
 Minnesota Mining & Manufacturing Co. ..............      21,105      1,923,193
                                                                    -----------
Pharmaceuticals--5.2%
 American Home Products Corp. ......................      50,049      2,830,897
                                                                    -----------
Retail Stores--7.5%
 Albertsons, Inc. ..................................      61,151      1,284,171
 American Greetings Corp., Class A .................      84,271      1,474,742
 May Department Stores Co. .........................      63,244      1,296,502
                                                                    -----------
                                                                      4,055,415
                                                                    -----------
Telecommunications--3.6%
 SBC Communications, Inc. ..........................      38,656      1,932,800
                                                                    -----------
Transportation--2.6%
 Norfolk Southern Corp. ............................      96,124      1,405,814
                                                                    -----------
Total Investment Securities--97.6%
 (cost $65,195,398).................................                 52,755,736
                                                                    -----------
REPURCHASE AGREEMENT--2.8%
 Joint Repurchase Agreement
  with State Street Bank & Trust Co.
  (Note 2)
  (cost $1,528,000).................................    $  1,528      1,528,000
                                                                    -----------
TOTAL INVESTMENTS--
 (cost $66,723,398).................................       100.4%    54,283,736
Liabilities in excess of other assets...............        (0.4)      (220,235)
                                                        --------    -----------
NET ASSETS--                                               100.0%   $54,063,501
                                                        ========    ===========

See Notes to Financial Statements

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000
Note 1. Organization

  SunAmerica Equity Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust" or "Equity Funds") on June 16, 1986. It currently consists of six different investment funds (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with a distinct investment objective and/or strategy. Each Fund is advised and/or managed by SunAmerica Asset Management Corp. (the "Adviser" or "SAAMCo"), an indirect wholly-owned subsidiary of American International Group, Inc. An investor may invest in one or more of the following Funds: SunAmerica Balanced Assets Fund ("Balanced Assets Fund"), SunAmerica Blue Chip Growth Fund ("Blue Chip Growth Fund"), SunAmerica Growth Opportunities Fund ("Growth Opportunities Fund"), formerly SunAmerica Mid-Cap Growth Fund, SunAmerica New Century Fund ("New Century Fund"), formerly SunAmerica Small Company Growth Fund, SunAmerica Growth and Income Fund ("Growth and Income Fund") and SunAmerica "Dogs" of Wall Street Fund (" "Dogs" of Wall Street Fund"). Effective April 3, 2000, the Small Company Growth Fund changed its name to the New Century Fund. The investment objective of the New Century Fund changed to investing primarily in equity securities without regard to market capitalization. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective for each of the Funds is as follows:

  Balanced Assets seeks conservation of principal and capital appreciation by maintaining a balanced portfolio of stocks and bonds.
  Blue Chip Growth seeks capital appreciation by investing primarily in equity securities of companies with large market capitalizations.
  Growth Opportunities seeks capital appreciation by investing primarily in equity securities of medium-sized companies.
  New Century seeks capital appreciation by investing primarily in equity securities without regard to market capitalization.
  Growth and Income seeks capital appreciation and current income by investing primarily in common stocks.
  "Dogs" of Wall Street seeks total return (including capital appreciation and current income) through a passively managed strategy involving the annual selection of thirty high dividend yielding common stocks from the Dow Jones Industrial Average and the broader market.

  Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

  Class A shares--  Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of $1,000,000 will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

  Class B shares--  Offered at net asset value per share without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to Class A

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 -- (continued)


              shares on the first business day of the month after seven years from the issuance of such shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

  Class II shares--  Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first 18 months of the date of purchase are subject to a contingent deferred sales charge.

  Class Z shares--  Offered at net asset value per share exclusively for sale to employees participating in the SunAmerica profit sharing and retirement plan.

  Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z.

Note 2. Significant Accounting Policies

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

  The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

  Security Valuations: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Funds may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Trustees. Short-term investments which mature in less than 60 days are valued at amortized

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 -- (continued)

  cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

  Repurchase Agreements: The Funds, along with other affiliated registered investment companies, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  As of September 30, 2000, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund and Growth and Income Fund had a 1.5%, 15.0%, 35.0%, 10.0% and 5.0% undivided interest, respectively, which represented $3,000,000, $30,000,000, $70,000,000, $20,000,000 and
  $10,000,000 respectively, in principal amount in a joint repurchase agreement with PaineWebber Group, Inc. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

  PaineWebber Group, Inc. Repurchase Agreement 6.40% dated 9/29/00, in the principal amount of $200,000,000 repurchase price $200,106,667 due 10/02/00, collaterized by $100,000,000 U.S. Treasury Bond 13.875% due 5/15/11, $32,000,000 U.S. Treasury Bond 7.50% due 11/15/16, $25,030,000 U.S. Treasury
  Note 5.50% due 7/31/01, approximate aggregate collateral value $204,340,631.

  As of September 30, 2000, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had a 0.8%, 1.3%, 22.3%, 2.5%, 2.7% and 1.0%
  undivided interest, respectively, which represented $1,227,000, $1,983,000, $35,277,000, $3,957,000, $4,282,000, and $1,528,000 respectively, in principal amount in a joint repurchase agreement with State Street Bank & Trust Co. As of such date, the repurchase agreement in the joint account and the collateral therefore were as follows:

  State Street Bank & Trust Co. Repurchase Agreement 6.35% dated 9/29/00, in the principal amount of $158,414,000 repurchase price $158,497,827 due 10/02/00, collaterized by $166,435,000 U.S. Treasury Bill 6.58% due 3/22/01,
  approximate aggregate collateral value $161,608,385.

  Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 -- (continued)


  date. Funds investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Equity Funds, except for the Growth and Income Fund, do not amortize premiums or accrete discounts except for original issue discounts and on interest only securities for which amortization is required for federal income tax purposes.

  Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

  Expenses common to all Funds, not directly related to individual Funds, are allocated among the Equity Funds based upon their relative net asset value or other appropriate methods. Expenses incurred in connection with the organization of the "Dogs" of Wall Street Fund are being amortized on a straight line basis by the Fund over a period not to exceed 60 months from the date the Fund commenced operations.

  The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets.

  Dividends from net investment income, if any, are paid annually, except for Balanced Assets Fund and Growth and Income Fund, which pay quarterly. Capital gain distributions, if any, are paid at least annually.

  The Funds record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

  For the fiscal year ended September 30, 2000, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                       Accumulated    Accumulated
                                      Undistributed  Undistributed     Paid
                                      Net Realized   Net Investment     In
                                        Gain/Loss     Income/Loss     Capital
                                      -------------  -------------- -----------
   Balanced Assets Fund.............. $   (142,679)    $  142,679   $       --
   Blue Chip Growth Fund.............   (6,398,557)     1,457,145     4,941,412
   Growth Opportunities Fund.........   (1,432,481)     1,432,481           --
   New Century Fund..................  (58,560,477)     3,685,447    54,875,030
   Growth and Income Fund............   (2,442,103)     2,442,103           --
   "Dogs" of Wall Street Fund........       44,881        (44,881)          --

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 -- (continued)

  Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

  The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

  Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

  Options: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Fund for the purchase of a call or a put option is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option.

  During the fiscal year ended September 30, 2000, transactions in written option contracts were as follows:

                                                           New Century Fund
                                                        ----------------------
                                                        Contracts    Amount
                                                        --------- ------------
  Written option contracts as of 9/30/99...............    (398)  $   (506,384)
  Options written during the period....................  (6,665)   (14,778,048)
  Written options closed during the period.............   7,063     11,963,008
  Net realized gain on written options closed..........     --       3,321,424
                                                         ------   ------------
  Written option contracts as of 9/30/00...............     --    $        --
                                                         ======   ============

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 -- (continued)



Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

  The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo. Under the Agreement, SAAMCo provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SAAMCo furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SAAMCo and its affiliates. The investment advisory and management fee paid to SAAMCo with respect to each Fund is computed daily and payable monthly, at an annual rate of .75% of a Fund's average daily net assets up to $350 million, .70% of the next $350 million, and .65% thereafter, except for the "Dogs" of Wall Street Fund, which pays at an annual rate of .35% of the Fund's average daily net assets. For the year ended September 30, 2000, SAAMCo earned fees in the amounts stated on the Statement of Operations.

  For the fiscal year ended September 30, 2000, SAAMCo has agreed to reimburse expenses as follows:

        Balanced Assets Class II................................ $ 13,300
        Blue Chip Growth Class II ..............................    7,812
        Growth Opportunities Class II...........................    1,810
        New Century Class II....................................    3,580
        New Century Class Z.....................................   21,496
        Growth and Income Class II..............................    2,950
        Growth and Income Class Z...............................   31,980
        "Dogs" of Wall Street Class A...........................   52,356
        "Dogs" of Wall Street Class B...........................  102,011
        "Dogs" of Wall Street Class II..........................  134,637

  The Trust, on behalf of each Fund, has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and the shareholders of each class of shares of each Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan" and "Class II Plan". In adopting the Distribution Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

  Under the Class A Plan, Class B Plan and Class II Plan, the Distributor receives payments from a Fund at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 -- (continued)

  promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the fiscal year ended September 30, 2000, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

  SACS receives sales charges on each Fund's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Fund's Class B and Class II shares. SACS has advised the Funds that for the fiscal year ended September 30, 2000 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                            Class A                     Class B
                            ---------------------------------------- -------------
                                                                      Contingent
                              Sales      Affiliated   Non-affiliated   Deferred
                             Charges   Broker-dealers Broker-dealers Sales Charges
                            ---------- -------------- -------------- -------------
   Balanced Assets Fund.... $1,504,245   $ 983,164      $ 294,986      $218,036
   Blue Chip Growth Fund...    530,793     240,986        209,830       143,698
   Growth Opportunities
    Fund...................  3,012,938   1,050,511      1,263,202        71,244
   New Century Fund........    594,627     274,439        231,848       141,830
   Growth and Income Fund..    916,828     424,933        346,699       309,488
   "Dogs" of Wall Street
    Fund...................     61,109      15,955         36,380       420,958
                                                   Class II
                            ------------------------------------------------------
                                                                      Contingent
                              Sales      Affiliated   Non-affiliated   Deferred
                             Charges   Broker-dealers Broker-dealers Sales Charges
                            ---------- -------------- -------------- -------------
   Balanced Assets Fund.... $  208,886   $ 101,338      $ 107,548      $  9,911
   Blue Chip Growth Fund...     75,365      34,484         40,881         5,505
   Growth Opportunities
    Fund...................    538,146     217,295        320,851        12,345
   New Century Fund........     60,690      25,714         34,976         7,402
   Growth and Income Fund..    253,683      71,421        182,262        10,895
   "Dogs" of Wall Street
    Fund...................     48,911       3,735         45,176       128,314

  The Trust has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement, which permits the Funds to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 -- (continued)


  annually by the Trustees. For the fiscal year ended September 30, 2000, the Funds incurred the following expenses which are included in transfer agent fees in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement.

                                                              Payable at
                                      Expense             September 30, 2000
                             ------------------------- ------------------------
                                                Class
                             Class A  Class B    II    Class A Class B Class II
                             -------- -------- ------- ------- ------- --------
   Balanced Assets Fund..... $654,000 $420,976 $42,372 $58,537 $33,240 $ 5,320
   Blue Chip Growth Fund....  298,225  139,143  10,249  27,942  12,552   1,605
   Growth Opportunities
    Fund....................  274,081  120,057  49,727  34,971  18,268  10,642
   New Century Fund.........  503,954  261,311  16,716  46,122  22,379   1,939
   Growth and Income Fund...  245,040  348,050  56,578  23,377  32,425   7,136
   "Dogs" of Wall Street
    Fund....................   33,609   75,785 110,246   1,664   3,926   4,559

Note 4. Purchases and Sales of Investment Securities

  The cost of purchases and proceeds from sales and maturities of long-term investments during the fiscal year ended September 30, 2000 were as follows:

                                Balanced     Blue Chip      Growth         New       Growth and   "Dogs" of
                                 Assets        Growth    Opportunities   Century       Income    Wall Street
                                  Fund          Fund         Fund          Fund         Fund         Fund
                             -------------- ------------ ------------- ------------ ------------ ------------
   Purchases (excluding
    U.S. government
    securities)............  $  250,215,945 $151,322,097 $376,914,979  $721,764,151 $236,907,044 $ 56,617,795
   Sales (excluding U.S.
    government securities).     213,558,420  140,833,306  241,941,115   732,676,123  165,209,751  157,821,682
   Purchases of U.S.
    government securities..   1,032,135,322          --           --            --           --           --
   Sales of U.S. government
    securities.............   1,032,169,843          --           --            --     3,370,313          --

Note 5. Portfolio Securities

  Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 -- (continued)

  The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities, were as follows:

                               Balanced     Blue Chip       Growth          New        Growth and    "Dogs" of
                                Assets        Growth     Opportunities    Century        Income     Wall Street
                                 Fund          Fund          Fund           Fund          Fund          Fund
                             ------------  ------------  -------------  ------------  ------------  ------------
    Cost (tax basis)........ $450,305,421  $181,758,357  $323,903,198   $318,119,033  $268,369,130  $ 70,405,863
                             ============  ============  ============   ============  ============  ============
    Appreciation............ $105,685,569  $ 62,063,997  $ 87,918,783   $ 89,134,881  $ 87,720,426  $  2,513,398
    Depreciation............  (12,474,933)   (4,258,693)   (7,667,170)   (15,979,128)   (7,958,691)  (18,635,525)
                             ------------  ------------  ------------   ------------  ------------  ------------
    Net unrealized
     appreciation
     (depreciation)......... $ 93,210,636  $ 57,805,304  $ 80,251,613   $ 73,155,753  $ 79,761,735  $(16,122,127)
                             ============  ============  ============   ============  ============  ============

Capital losses incurred after October 31 ("Post October") within the taxable year are deemed to arise on the 1st business day of the Fund's next taxable year. SunAmerica "Dogs" of Wall Street Fund incurred and elected to defer net capital losses of $15,877,607 during the fiscal year 2000. To the extent that these losses are used to offset future capital gains, it is likely that the gain so offset will not be distributed to shareholders.

Note 6. Capital Share Transactions

  Transactions in capital shares of each class of each fund were as follows:

                                                          Balanced Assets Fund
                     ------------------------------------------------------------------------------------------------------
                                         Class A                                             Class B
                     --------------------------------------------------  --------------------------------------------------
                             For the                   For the                   For the                   For the
                           year ended                year ended                year ended                year ended
                       September 30, 2000        September 30, 1999        September 30, 2000        September 30, 1999
                     ------------------------  ------------------------  ------------------------  ------------------------
                       Shares       Amount       Shares       Amount       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....   3,784,389  $ 79,182,443   3,741,527  $ 74,343,358   2,481,201  $ 52,114,650   2,870,181  $ 57,135,480
   Reinvested
    dividends......   1,361,609    27,322,581     968,048    17,924,078     862,156    17,223,999     745,946    13,710,236
   Shares redeemed.  (2,643,777)  (55,433,547) (2,480,966)  (49,258,207) (3,819,736)  (79,999,248) (3,987,318)  (79,355,310)
                     ----------  ------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net increase
    (decrease).....   2,502,221  $ 51,071,477   2,228,609  $ 43,009,229    (476,379) $(10,660,599)   (371,191) $ (8,509,594)
                     ==========  ============  ==========  ============  ==========  ============  ==========  ============
                                  Balanced Assets Fund
                     --------------------------------------------------
                                        Class II
                     --------------------------------------------------
                                                   For the period
                             For the              February 2, 1999*
                           year ended                  through
                       September 30, 2000        September 30, 1999
                     ------------------------  ------------------------
                       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------
   Shares sold.....   1,109,453  $ 23,150,050     476,801  $  9,535,732
   Reinvested
    dividends......      55,318     1,108,241       1,076        21,568
   Shares redeemed.    (195,582)   (4,122,073)    (28,795)     (587,100)
                     ----------  ------------  ----------  ------------
   Net increase....     969,189  $ 20,136,218     449,082  $  8,970,200
                     ==========  ============  ==========  ============

  * Inception of the class

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 -- (continued)


                                                          Blue Chip Growth Fund
                     -------------------------------------------------------------------------------------------------------
                                         Class A                                              Class B
                     ---------------------------------------------------  --------------------------------------------------
                             For the                    For the                   For the                   For the
                            year ended                year ended                year ended                year ended
                        September 30, 2000        September 30, 1999        September 30, 2000        September 30, 1999
                     -------------------------  ------------------------  ------------------------  ------------------------
                       Shares       Amount        Shares       Amount       Shares       Amount       Shares       Amount
                     ----------  -------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....   2,604,394  $  71,699,491   1,395,707  $ 31,876,762   1,178,541  $ 30,844,260   1,093,294  $ 23,531,927
   Reinvested
    dividends......     421,021     10,819,619     280,737     5,589,485     203,217     4,917,877     143,947     2,734,989
   Shares redeemed.  (2,157,594)   (59,150,189) (1,177,480)  (26,698,827) (1,085,784)  (28,359,546) (1,075,965)  (22,939,437)
                     ----------  -------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net increase....     867,821  $  23,368,921     498,964  $ 10,767,420     295,974  $  7,402,591     161,276  $  3,327,479
                     ==========  =============  ==========  ============  ==========  ============  ==========  ============
                                  Blue Chip Growth Fund
                     ---------------------------------------------------
                                         Class II
                     ---------------------------------------------------
                                                    For the period
                             For the               February 2, 1999*
                            year ended                  through
                        September 30, 2000        September 30, 1999
                     -------------------------  ------------------------
                       Shares       Amount        Shares       Amount
                     ----------  -------------  ----------  ------------
   Shares sold.....     332,740  $   8,827,664      36,737  $    827,690
   Reinvested
    dividends......       5,558        134,326         --            --
   Shares redeemed.     (44,547)    (1,176,017)     (1,762)      (40,936)
                     ----------  -------------  ----------  ------------
   Net increase....     293,751  $   7,785,973      34,975  $    786,754
                     ==========  =============  ==========  ============
                                                        Growth Opportunities Fund
                     -------------------------------------------------------------------------------------------------------
                                         Class A                                              Class B
                     ---------------------------------------------------  --------------------------------------------------
                             For the                    For the                   For the                   For the
                            year ended                year ended                year ended                year ended
                        September 30, 2000        September 30, 1999        September 30, 2000        September 30, 1999
                     -------------------------  ------------------------  ------------------------  ------------------------
                       Shares       Amount        Shares       Amount       Shares       Amount       Shares       Amount
                     ----------  -------------  ----------  ------------  ----------  ------------  ----------  ------------
   Shares sold.....   6,175,659  $ 228,535,425     647,573  $ 14,130,770   2,539,778  $ 87,710,402     446,721  $  8,713,279
   Reinvested
    dividends......     355,214      9,628,251     160,377     2,716,783     113,982     2,896,368      50,619       816,509
   Shares redeemed.  (3,971,613)  (144,886,906)   (674,346)  (14,174,781)   (565,071)  (18,719,929)   (388,091)   (7,334,459)
                     ----------  -------------  ----------  ------------  ----------  ------------  ----------  ------------
   Net increase....   2,559,260  $  93,276,770     133,604  $  2,672,772   2,088,689  $ 71,886,841     109,249  $  2,195,329
                     ==========  =============  ==========  ============  ==========  ============  ==========  ============
                                Growth Opportunities Fund
                     ---------------------------------------------------
                                         Class II
                     ---------------------------------------------------
                                                    For the period
                             For the               February 2, 1999*
                            year ended                  through
                        September 30, 2000        September 30, 1999
                     -------------------------  ------------------------
                       Shares       Amount        Shares       Amount
                     ----------  -------------  ----------  ------------
   Shares sold.....   1,826,764  $  64,796,750      52,670  $  1,119,971
   Reinvested
    dividends......      14,436        366,537         --            --
   Shares redeemed.    (170,668)    (5,942,280)     (2,927)      (63,536)
                     ----------  -------------  ----------  ------------
   Net increase....   1,670,532  $  59,221,007      49,743  $  1,056,435
                     ==========  =============  ==========  ============

  * Inception of the class

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 -- (continued)

                                                              New Century Fund
                     ----------------------------------------------------------------------------------------------------------
                                          Class A                                               Class B
                     ----------------------------------------------------  ----------------------------------------------------
                             For the                    For the                     For the                    For the
                            year ended                 year ended                 year ended                 year ended
                        September 30, 2000         September 30, 1999         September 30, 2000         September 30, 1999
                     -------------------------  -------------------------  --------------------------  ------------------------
                       Shares       Amount        Shares       Amount        Shares        Amount        Shares       Amount
                     ----------  -------------  ----------  -------------  -----------  -------------  ----------  ------------
   Shares sold.....   5,808,586  $ 228,462,186   7,435,823  $ 180,133,194    1,340,050  $  47,141,826   1,827,575  $ 44,195,336
   Reinvested
    dividends......     779,680     25,877,653     356,879      7,419,565      471,886     14,779,478     233,735     4,648,997
   Shares redeemed.  (5,847,587)  (230,217,187) (7,884,868)  (192,885,231)  (1,619,047)   (58,252,215) (2,442,035)  (58,751,232)
                     ----------  -------------  ----------  -------------  -----------  -------------  ----------  ------------
   Net increase
    (decrease).....     740,679  $  24,122,652     (92,166) $  (5,332,472)     192,889  $   3,669,089    (380,725) $ (9,906,899)
                     ==========  =============  ==========  =============  ===========  =============  ==========  ============

                                                              New Century Fund
                     ----------------------------------------------------------------------------------------------------------
                                         Class II                                               Class Z
                     ----------------------------------------------------  ----------------------------------------------------
                             For the                    For the                     For the                    For the
                            year ended                 year ended                 year ended                  year ended
                        September 30, 2000         September 30, 1999         September 30, 2000        September 30, 1999
                     -------------------------  -------------------------  --------------------------  ------------------------
                       Shares       Amount        Shares       Amount        Shares        Amount        Shares       Amount
                     ----------  -------------  ----------  -------------  -----------  -------------  ----------  ------------
   Shares sold.....     218,306  $   8,111,647     153,773  $   3,914,562       54,251  $   2,235,047      17,600  $    456,470
   Reinvested
    dividends......      14,960        467,940         703         13,966        5,922        201,099       2,049        43,229
   Shares redeemed.     (51,642)    (1,828,188)    (63,916)    (1,601,062)     (18,298)      (713,642)    (11,228)     (301,784)
                     ----------  -------------  ----------  -------------  -----------  -------------  ----------  ------------
   Net increase....     181,624  $   6,751,399      90,560  $   2,327,466       41,875  $   1,722,504       8,421  $    197,915
                     ==========  =============  ==========  =============  ===========  =============  ==========  ============
                                                           Growth and Income Fund
                     ----------------------------------------------------------------------------------------------------------
                                          Class A                                               Class B
                     ----------------------------------------------------  ----------------------------------------------------
                             For the                    For the                     For the                    For the
                            year ended                 year ended                 year ended                 year ended
                        September 30, 2000         September 30, 1999         September 30, 2000         September 30, 1999
                     -------------------------  -------------------------  --------------------------  ------------------------
                       Shares       Amount        Shares       Amount        Shares        Amount        Shares       Amount
                     ----------  -------------  ----------  -------------  -----------  -------------  ----------  ------------
   Shares sold.....   2,150,863  $  41,098,767   1,879,078  $  29,780,045    2,851,584  $  52,793,572   2,833,246  $ 43,697,682
   Reinvested
    dividends......     188,660      3,398,214     144,275      2,042,900      268,527      4,726,103     201,016     2,802,174
   Shares redeemed.  (1,311,109)   (24,974,669) (1,157,268)   (18,117,327)  (1,700,418)  (31,674,956)  (1,640,931)  (24,970,652)
                     ----------  -------------  ----------  -------------  -----------  -------------  ----------  ------------
   Net increase ...   1,028,414  $  19,522,312     866,085  $  13,705,618    1,419,693   $ 25,844,719   1,393,331  $ 21,529,204
                     ==========  =============  ==========  =============  ===========  =============  ==========  ============
                                                           Growth and Income Fund
                     ----------------------------------------------------------------------------------------------------------
                                         Class II                                               Class Z
                     ----------------------------------------------------  ----------------------------------------------------
                             For the                    For the                     For the                    For the
                            year ended                 year ended                 year ended                 year ended
                        September 30, 2000         September 30, 1999         September 30, 2000         September 30, 1999
                     -------------------------  -------------------------  --------------------------  ------------------------
                       Shares       Amount        Shares       Amount        Shares        Amount        Shares       Amount
                     ----------  -------------  ----------  -------------  -----------  -------------  ----------  ------------
   Shares sold.....   1,527,021  $  28,518,565     670,592  $  10,609,786       19,097  $     374,762       6,141  $     99,370
   Reinvested
    dividends......      32,102        564,359       4,148         57,767          475          8,634         272         3,872
   Shares redeemed.    (200,672)   (3,778,939)     (50,279)      (796,972)      (2,954)       (54,408)       (365)       (6,622)
                     ----------  -------------  ----------  -------------  -----------  -------------  ----------  ------------
   Net increase ...   1,358,451  $  25,303,985     624,461  $   9,870,581       16,618  $     328,988       6,048  $     96,620
                     ==========  =============  ==========  =============  ===========  =============  ==========  ============

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 -- (continued)


                                                       "Dogs" of Wall Street Fund
                     -----------------------------------------------------------------------------------------------------
                                         Class A                                            Class B
                     --------------------------------------------------  -------------------------------------------------
                             For the                   For the                   For the                  For the
                           year ended                year ended                year ended                year ended
                       September 30, 2000        September 30, 1999        September 30, 2000        September 30, 1999
                     ------------------------  ------------------------  ------------------------  -----------------------
                       Shares       Amount       Shares       Amount       Shares       Amount      Shares       Amount
                     ----------  ------------  ----------  ------------  ----------  ------------  ---------  ------------
   Shares sold.....     304,260  $  3,141,369   1,864,365  $ 22,888,071     404,039  $  4,231,344  3,764,882  $ 46,144,668
   Reinvested
    dividends......      85,040       915,027      18,802       224,876     163,824     1,762,751     16,481       197,111
   Shares redeemed.  (1,710,188)  (17,866,011) (1,166,882)  (14,371,053) (3,062,323)  (31,440,572)  (868,522)  (10,701,512)
                     ----------  ------------  ----------  ------------  ----------  ------------  ---------  ------------
   Net increase
    (decrease).....  (1,320,888) $(13,809,615)    716,285  $  8,741,894  (2,494,460) $(25,446,477) 2,912,841  $ 35,640,267
                     ==========  ============  ==========  ============  ==========  ============  =========  ============
                               "Dogs" of Wall Street Fund
                     --------------------------------------------------
                                        Class II
                     --------------------------------------------------
                             For the                   For the
                           year ended                year ended
                       September 30, 2000        September 30, 1999
                     ------------------------  ------------------------
                       Shares       Amount       Shares       Amount
                     ----------  ------------  ----------  ------------
   Shares sold.....     373,413  $  4,070,168   7,015,914  $ 86,489,034
   Reinvested
    dividends......     305,152     3,283,432      23,624       282,539
   Shares redeemed.  (6,136,267)  (63,363,565)   (897,323)  (11,100,097)
                     ----------  ------------  ----------  ------------
   Net increase
    (decrease).....  (5,457,702) $(56,009,965)  6,142,215  $ 75,671,476
                     ==========  ============  ==========  ============

Note 7. Commitments and Contingencies

  The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. During the year ended September 30, 2000, the New Century Fund and the "Dogs" of Wall Street Fund had borrowings outstanding for 4 and 181 days, respectively, under the line of credit and incurred $1,522 and $49,360, respectively, in interest charges related to these borrowings. The New Century Fund and "Dogs" of Wall Street Fund average amount of debt under the line of credit for the days utilized was $2,111,118 and $1,527,349, respectively, at a weighted average interest of 6.39% and 6.52%, respectively. The Funds did not have any outstanding borrowings at September 30, 2000.

Note 8. Trustees Retirement Plan

  The Trustees (and Directors) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if an unaffiliated Trustee

    SunAmerica Equity Funds
    NOTES TO FINANCIAL STATEMENTS -- September 30, 2000 -- (continued)

  who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SunAmerica mutual funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Trustee's account until such Eligible Trustee reaches his or her 70th birthday. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of September 30, 2000, Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund had accrued $62,808, $19,677, $10,578, $41,065, $15,474 and $5,726,
  respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and for the year ended September 30, 2000 expensed $9,606, $3,442, $1,815, $5,662, $4,779 and $2,982 respectively, for the Retirement Plan, which is included in Trustees' fees and expenses on the Statement of Operations. Any undistributed amounts shall continue to accrue interest at 8.5%.

Note 9. Change of Independent Accountant

  On August 23-24, 2000, the Board of Trustees of the Fund approved a change of the Funds' independent auditors to Ernst & Young LLP.

    SunAmerica Equity Funds
    REPORT OF INDEPENDENT ACCOUNTANTS


Shareholders and Trustees
SunAmerica Equity Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the SunAmerica Equity Funds, comprised of the SunAmerica Balanced Assets Fund, SunAmerica Blue Chip Growth Fund, SunAmerica Growth Opportunities Fund, SunAmerica New Century Fund, SunAmerica Growth and Income Fund, and SunAmerica "Dogs" of Wall Street Fund (collectively the "Funds"), as of September 30, 2000, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended September 30, 1999 and financial highlights for the year then ended and the periods presented prior thereto were audited by other auditors, whose report dated November 10, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SunAmerica Equity Funds as of September 30, 2000, and the results of their operations, changes in their net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

New York, New York
November 15, 2000

    SunAmerica Equity Funds (unaudited)
    SHAREHOLDER TAX FUNDS INFORMATION

Certain tax information regarding the SunAmerica Equity Funds is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended September 30, 2000. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2000. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under separate cover in January 2001.

During the year ended September 30, 2000 the Funds paid the following dividends:

                                                                        Net
                                                                     long-term
                                                                      capital
                                                                       gains
                                                                    -----------
Balanced Assets Fund............................................... $38,891,265
Blue Chip Growth Fund..............................................  17,258,991
Growth Opportunities Fund..........................................   1,890,000
New Century Fund...................................................  27,513,486
Growth and Income Fund.............................................   8,390,000
"Dogs" of Wall Street Fund.........................................     137,587

For the year ended September 30, 2000, 38.85%, 44.57%, 2.33%, 0.88%, 93.74% and
66.91% of the dividends paid from ordinary income by Balanced Assets Fund, Blue Chip Growth Fund, Growth Opportunities Fund, New Century Fund, Growth and Income Fund and "Dogs" of Wall Street Fund respectively, qualified for the 70% dividends received deductions for corporations.

    SunAmerica Equity Funds
    COMPARISONS: PORTFOLIOS vs. INDEXES


As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in the SunAmerica Equity Funds' portfolios to a similar investment in an index. Please note that "inception" as used herein reflects the date a Fund commenced operations without regard to when a second class of shares was introduced. It is important to note that the SunAmerica Equity Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the class of that particular Fund which has been in existence the longest. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

Balanced Assets Fund
                                    [GRAPH]


     Balanced Assets Class B    S&P 500 (dividends reinvested)     Lehman Bros. Int Gov't Index  Lehman Bros. Aggregate Bond Index
     -----------------------    ------------------------------     ----------------------------  ---------------------------------
9/90          10,000                         10,000                         10,000                             10,000
6/91          12,125                         12,451                         10,843                             10,976
6/92          13,034                         14,121                         12,236                             12,517
6/93          15,679                         16,045                         13,465                             13,992
9/93          16,219                         16,459                         13,768                             14,357
9/94          16,195                         17,067                         13,562                             13,894
9/95          19,428                         22,146                         15,002                             15,848
9/96          21,358                         26,647                         15,767                             16,625
9/97          26,503                         37,429                         17,002                             18,239
9/98          28,787                         40,817                         18,806                             20,338
9/99          39,940                         52,164                         18,924                             20,263
9/00          40,173                         59,091                         20,107                             21,679

--------------------------------------------------------------------------------------
                         Class A               Class B               Class II
               -----------------------------------------------------------------------
                                 SEC                    SEC                    SEC
  Balanced       Cumulative    Average  Cumulative    Average  Cumulative    Average
   Assets        Traditional   Annual   Traditional   Annual   Traditional   Annual
    Fund           Return+     Return     Return+     Return     Return+     Return
--------------------------------------------------------------------------------------
1 Year Return      15.69%       9.04%     14.98%       10.98%     14.95%      12.81%
--------------------------------------------------------------------------------------
5 Year Return     113.30%      14.99%    106.78%       15.41%      N/A         N/A
--------------------------------------------------------------------------------------
10 Year Return      N/A         N/A      300.49%       14.88%      N/A         N/A
--------------------------------------------------------------------------------------
Since Inception*  159.74%      13.61%    578.57%       13.00%     16.05%       8.71%
--------------------------------------------------------------------------------------

+ Traditional returns do not include sales load.
* Inception Date - Class A: 9/24/93; Class B: 1/29/85; Class II: 2/02/99 1 Ranking does not include sales charge and is based on total return

Fund charged its fiscal year end from June 30 as of September 24, 1993.

For the 12 month period ending September 30, 2000, SunAmerica Balanced Assets Class B returned 10.98%, compared to 13.28% for the A&P 500 Index, 6.25% for the Lehman Bros. Int. Gov't. Index and 6.99% for the Lehman Bros. Aggregated Bond Index. (Past performance is quarantee of future results.)

                                         This fiscal year was characterized by
                                         tremendous volatility in both the
                                         equity and fixed income markets, as
                                         the monetary policy of the Federal
                                         Reserve Board and the pace of U.S.
                                         economic growth dominated financial
                                         headlines. Overall, each of the major
                                         equity indices ended the annual
                                         period with double digit returns.
                                         Bond returns were generally strong as
                                         well, though more modest in
                                         comparison. In such an environment,
                                         the Balanced Assets Fund's higher
                                         exposure to equities than the
                                         traditional balanced fund led to its
                                         outperformance of the Lehman
                                         Intermediate Government Index and the
                                         Lehman Aggregate Bond Index. All
                                         share classes of your Fund also
                                         outperformed the group average for
                                         the twelve months ended September 30,
                                         2000 and ranked in the top 25% among
                                         its peers for its one-year, three-
                                         year, five-year and ten-year
                                         performance through the end of the
                                         third calendar quarter (as tracked by
                                         Lipper Analytical Services)/1/. Of
                                         course, due to its fixed income
                                         component, it underperformed the
                                         S&P 500 Index, which is an unmanaged
                                         index and not available as an
                                         investment. However, the Fund's
                                         neutral-to-the Index duration in its
                                         high quality fixed income allocation
                                         helped cushion the portfolio during
                                         these uncertain times.

    SunAmerica Equity Funds
    COMPARISONS: PORTFOLIOS vs. INDEXES -- (continued)

Blue Chip Growth Fund

                                    [CHART]


       Blue Chip Growth Class B   S&P 500 (dividends reinvested)      Russell 1000 Index
       ------------------------   ------------------------------      ------------------
 9/90          10,000                         10,000                         10,000
12/90          10,086                         10,896                         10,954
12/91          13,096                         14,217                         14,572
12/92          14,204                         15,299                         15,889
 9/93          17,016                         16,459                         17,203
 9/94          16,708                         17,067                         17,637
 9/95          20,135                         22,146                         22,926
 9/96          22,787                         26,647                         27,445
 9/97          30,084                         37,429                         38,223
 9/98          31,395                         40,817                         41,036
 9/99          42,525                         52,164                         52,103
 9/00          56,898                         59,091                         61,383

The Blue Chip Growth Fund significantly outperformed both the S&P 500 Index and the Russell 1000 Index for the fiscal year, and all share classes ranked in the top third of its Lipper category average/1/, primarily because of strong sector positioning. Your Fund was overweighted in the technology sector throughout the annual period, but we did reduce the Fund's weighting there during the second half. The Fund also benefited from increased weightings in energy, healthcare, and financial services, as these sectors began to rebound toward the end of the first calendar quarter. We continue to believe the U.S.' moderate growth, low inflationary environment is a favorable backdrop for blue chip companies.


--------------------------------------------------------------------------------------
                         Class A               Class B               Class II
               -----------------------------------------------------------------------
                                 SEC                    SEC                    SEC
 Blue Chip       Cumulative    Average  Cumulative    Average  Cumulative    Average
  Growth         Traditional   Annual   Traditional   Annual   Traditional   Annual
   Fund            Return+     Return     Return+     Return     Return+     Return
--------------------------------------------------------------------------------------
1 Year Return      34.66%      26.92%     33.80%       29.80%     33.57%      31.23%
--------------------------------------------------------------------------------------
5 Year Return     192.02%      22.44%    182.58%       22.92%      N/A         N/A
--------------------------------------------------------------------------------------
10 Year Return      N/A          N/A     470.49        19.02%      N/A         N/A
--------------------------------------------------------------------------------------
Since Inception*  250.47%      18.67%    693.59%       14.25%     37.49%      20.37%
--------------------------------------------------------------------------------------

+ Traditional returns do not include sales load.
* Inception Date - Class A: 10/08/93; Class B: 3/13/85; Class II: 2/02/99 1 Ranking does not include sales charges and is based on total return.

  Fund changed its fiscal year end from December 31 to September 30 as of September 24, 1993.

  For the 12 month period ending September 30, 2000, SunAmerica "Blue Chip Growth Class B returned 29.80%, compared to 13.28% for the S&P 500 Index and 17.81% for the Russell 1000 Index. (Past performance is no guarantee of future results.)

    SunAmerica Equity Funds
    COMPARISON: PORTFOLIOS vs. INDEXES -- (continued)

Growth Opportunities Fund

                                    [CHART]

         Growth Opportunities Class A     S&P 500 (dividends reinvested)     Russell Mid Cap Growth Index    Russell Mid Cap Index
         ----------------------------     ------------------------------     ----------------------------    ---------------------
 9/90                9,425                            10,000                             10,000                      10,000
11/90                9,830                            10,601                             10,863                      10,617
11/91               12,899                            12,757                             16,174                      14,092
11/92               15,651                            15,114                             17,667                      17,754
 9/93               18,846                            16,459                             21,241                      20,570
 9/94               17,038                            17,067                             21,757                      20,910
 9/95               22,066                            22,146                             28,212                      26,574
 9/96               24,918                            26,647                             32,819                      30,837
 9/97               30,286                            37,429                             42,550                      41,648
 9/98               29,014                            40,817                             38,559                      39,145
 9/99               44,223                            52,164                             52,907                      46,759
 9/00               89,349                            59,091                             84,847                      61,544

The Growth Opportunities Fund outperformed the S&P 500 Index, the S&P MidCap 400 Index, the Russell Midcap Growth Index and the Russell Midcap Index for the twelve months ended September 30, 2000. Your Fund Class A also ranked in the top decile among its peers for its one-year, three-year and five-year performance through the end of the third calendar quarter (as tracked by Lipper Analytical Services)/1/. Your Fund outperformed primarily because of its strong growth bias. The Fund also benefited from outstanding sector positioning and stock selection, focusing on companies producing double-digit top line and bottom line growth rates trading at attractive valuations. We maintained overweightings in the technology, energy, and healthcare sectors. While past performance does not guarantee future results, mid-capitalization growth stocks were the best performing U.S. equity sector for the fiscal year.

----------------------------------------------------------------------------------------
                           Class A               Class B               Class II
               -------------------------------------------------------------------------
                                   SEC                    SEC                    SEC
    Growth         Cumulative    Average  Cumulative    Average  Cumulative    Average
Opportunities      Traditional   Annual   Traditional   Annual   Traditional   Annual
    Fund             Return+     Return     Return+     Return     Return+     Return
----------------------------------------------------------------------------------------
1 Year Return       102.04%      90.42%    100.58%       96.58%    100.44%      97.43%
----------------------------------------------------------------------------------------
5 Year Return       304.92%      30.72%    290.27%       31.17%      N/A         N/A
----------------------------------------------------------------------------------------
10 Year Return      836.54%      24.33%      N/A           N/A       N/A         N/A
----------------------------------------------------------------------------------------
Since Inception*  1,046.19%      19.01%    348.71%       23.93%    120.83%      60.05%
----------------------------------------------------------------------------------------

+ Traditional returns do not include sales load.
* Inception Date - Class A: 01/28/87; Class B: 10/04/93; Class II: 2/02/99 1 Ranking does not include sales charge and is based on total return

  Fund changed its fiscal year end from November 30 to September 30, as of September 24, 1993.

  For the 12 month period ending September 30, 2000, SunAmerica Growth Opportunities Class A returned 90.42%, compared to 13.28% for the A&P 500 Index, 60.37% for the Russell Mid Cap Growth Index and 31.62% for the Russell Mid Cap Index. (Past performance is no quarantee of future results.)

    SunAmerica Equity Funds
    COMPARISON: PORTFOLIOS vs. INDEXES -- (continued)




                               NEW CENTURY FUND

                                    [CHART]

                                                        NASDAQ
      NEW CENTURY FUND  RUSSELL 2000   COMPOSITE   RUSSELL 2000   RUSSELL 3000
DATE      CLASS A         INDEX        INDEX      GROWTH INDEX   GROWTH INDEX

   9/90       9,425         10,000       10,000         10,000         10,000
   11/90      9,915          9,929       10,422         10,307         10,604
   11/91     15,086         13,734       15,207         14,900         13,136
   11/92     18,751         16,650       18,946         17,126         15,742
   9/93      23,548         19,689       22,140         19,436         17,449
   9/94      21,726         19,945       22,185         19,607         17,896
   9/95      32,588         24,171       30,291         25,132         23,141
   9/96      38,893         27,388       35,613         28,302         27,542
   9/97      46,998         36,429       48,929         34,910         38,193
   9/98      35,247         29,544       49,164         26,242         39,965
   9/99      53,929         35,204       79,709         34,805         50,484
   9/00      93,189         43,517      106,603         45,128         59,667

The New Century Fund significantly outperformed the Russell 2000 Index, the Russell 2000 Growth Index, the Russell 3000 Growth Index and the NASDAQ Composite Index for the fiscal year. The Fund Class A also ranked in the top third of its Lipper category average for the twelve months ended September 30, 2000/1/, primarily because of its growth-oriented strategy, its effective sector allocation, and its emphasis on companies believed to be the leaders, suppliers, and/or beneficiaries of trends in "New Economy" sectors.

--------------------------------------------------------------------------------------------------------------
                         Class A               Class B               Class II                Class Z
               -----------------------------------------------------------------------------------------------
                                 SEC                    SEC                    SEC                     SEC
     New         Cumulative    Average  Cumulative    Average  Cumulative    Average   Cumulative    Average
   Century       Traditional   Annual   Traditional   Annual   Traditional   Annual    Traditional   Annual
    Fund           Return+     Return     Return+     Return     Return+     Return      Return+     Return
--------------------------------------------------------------------------------------------------------------
1 Year Return      72.74%      62.81%     71.59%       67.59%     71.48%      68.76%      73.63%      73.63%
--------------------------------------------------------------------------------------------------------------
5 Year Return     185.75%      21.91%    176.93%       22.42%      N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------
10 Year Return    858.12%      24.68%      N/A          N/A        N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------
Since Inception*  870.68%      17.57%    280.48%       20.97%    126.51%      35.47%     141.32%      24.75%
--------------------------------------------------------------------------------------------------------------

+ Traditional returns do not include sales load.
* Inception Date - Class A: 1/28/87; Class B: 9/24/93; Class II: 2/02/98' Class Z: 10/07/96
1 Ranking does not include sales charge and is based on total return/

  Fund changed its fiscal year end from November 30 to September 30 as of September 24, 1993.

  For the 12 month period ending September 30, 2000, SunAmerica New Century Class A returned 62.81%, compared to 23.61% for the Russell 2000 Index, 29.66% for the Russell 2000 Growth Index, 33.74% for the NASDAQ Composite Index and 18.19% for the Russell 3000 Growth Index. (Past performance is no quarantee of future results.)

    SunAmerica Equity Funds
    COMPARISON: PORTFOLIOS vs. INDEXES -- (continued)

Growth and Income Fund

                                    [GRAPH]

         Growth and Income Class A         Growth and Income           Class B S&P 500 (dividends reinvested)
         -------------------------         -----------------           --------------------------------------
7/94               9,425                         10,000                               10,000
9/94               9,645                         10,219                               10,156
9/95              11,529                         12,179                               13,178
9/96              15,286                         16,046                               15,856
9/97              20,511                         21,405                               22,272
9/98              21,646                         22,441                               24,288
9/99              28,355                         29,224                               31,040
9/00              36,215                         37,063                               35,162

The Growth and Income Fund notably outperformed both the S&P 500 Index and the Lipper Large Cap Core Category for the twelve months ended September 30, 2000. All Fund share classes also ranked in the top 15% among the Fund's peers for one-year and three-year performance and in the top 2% for the Fund's five-year performance through the end of the third calendar quarter (as tracked by Lipper Analytical Services)/1/. Your Fund primarily benefited from a "barbell" approach to stock selection, balancing the portfolio's holdings between growth sectors, such as technology, and value sectors, such as energy and utilities.

--------------------------------------------------------------------------------------------------------------
                         Class A               Class B               Class II                Class Z
               -----------------------------------------------------------------------------------------------
                                 SEC                    SEC                    SEC                     SEC
 Growth and      Cumulative    Average  Cumulative    Average  Cumulative    Average   Cumulative    Average
   Income        Traditional   Annual   Traditional   Annual   Traditional   Annual    Traditional   Annual
    Fund           Return+     Return     Return+     Return     Return+     Return      Return+     Return
--------------------------------------------------------------------------------------------------------------
1 Year Return      27.64%      20.30%     26.74%       22.74%     26.78%      24.51%      28.29%      28.29%
--------------------------------------------------------------------------------------------------------------
5 Year Return     214.12%      24.24%    204.31%       24.76%      N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------
10 Year Return      N/A         N/A        N/A          N/A        N/A         N/A         N/A         N/A
--------------------------------------------------------------------------------------------------------------
Since Inception*  284.24%      22.87%    270.63%       23.31%     62.94%      19.69%      51.17%      18.29%
--------------------------------------------------------------------------------------------------------------

+ Traditional returns do not include sales load.
* Inception Date - Class A: 7/01/94; Class B: 7/06/94; Class II: 2/02/98; Class Z: 4/15/98
1 Ranking does not include sales charge and is based on total return.

  For the 12 month period ending September 30, 2000, SunAmerica Growth and Income Class B returned 22.74%, compared to 13.28% for the S&P 500 Index. (Past performance is no quarantee of future results.)

    SunAmerica Equity Funds
    COMPARISON: PORTFOLIOS vs. INDEXES -- (continued)

        "Dogs" of Wall Street Fund
                                    [GRAPH]


        "Dogs" of Wall    "Dogs" of Wall    "Dogs" of Wall       S&P 500 Index         Wilshire Large Cap         Russell
        Street Class A    Class B Street     Class II Street   (dividends reinvested)     Value Index         1000 Value Index
        --------------    --------------    ----------------   ----------------------  ------------------     ----------------
6/8/98        9,425           10,000             9,900              10,000                    10,000               10,000
6/98          9,199           9,752              9,654              10,170                    10,049               9,941
9/98          8,339           8,824              8,736              9,158                     8,735                8,790
12/98         9,418           9,957              9,857              11,109                    10,241               10,249
3/99          9,702           9,176              9,084              11,662                    10,337               10,396
6/99          10,051          10,585             10,480             12,484                    11,543               11,568
9/99          9,045           9,514              9,419              11,704                    10,383               10,434
12/99         8,718           9,161              9,069              13,445                    11,087               11,001
3/00          7,827           8,207              8,125              13,754                    11,068               11,054
6/00          7,537           7,894              8,091              13,388                    10,456               10,535
9/00          7,770           7,878              8,041              13,259                    11,326               11,363

The "Dogs" of the Dow strategy offers a contrarian strategy in the current market environment. While growth investing was preferred over value investing during the Fund's annual period, the market is cyclical, and sectors that have fallen out of favor historically have returned to favor and provided solid returns. A glimpse of this was seen with the transition to value during the third calendar quarter of 2000, when the "Dogs" of Wall Street Fund outperformed the S&P 500 Index. We continue to believe that, over the long term, every "Dog" will have its day.

--------------------------------------------------------------------------------------
                         Class A               Class B               Class II
               -----------------------------------------------------------------------
                                 SEC                    SEC                    SEC
 "Dogs" of       Cumulative    Average  Cumulative    Average  Cumulative    Average
Wall Street      Traditional   Annual   Traditional   Annual   Traditional   Annual
    Fund           Return+     Return     Return+     Return     Return+     Return
--------------------------------------------------------------------------------------
1 Year Return     -14.09%     -19.03%    -14.62%      -18.62%    -14.62%     -16.48%
--------------------------------------------------------------------------------------
5 Year Return       N/A          N/A       N/A           N/A       N/A         N/A
--------------------------------------------------------------------------------------
Since Inception*  -17.55%     -10.32%    -18.77%      -10.06%    -18.77%      -8.98%
--------------------------------------------------------------------------------------

+ Traditional returns do not include sales load.
* Inception Date - Class A: 6/08/98; Class B: 6/08/98; Class II: 6/08/98

  For the 12 month period ending September 30, 2000, SunAmerica "Dogs" of Wall Street Class A returned -19.03%, Class B returned -18.62%, Class II returned -16.48%, compared to 13.28% for the S&P 500 Index, 8.32% for the Wilshire Large Cap Value Index and 7.86% for the Russell 1000 Value Index. (Past performance is no guarantee of future results.)

[LOGO]SunAmerica
      Mutual Funds


   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204


Trustees
   S. James Coppersmith
   Samuel M. Eisenstat
   Stephen J. Gutman
   Peter A. Harbeck
   Sebastiano Sterpa

Officers
   Peter A. Harbeck, President
   Donna Calder, Vice President
   Brian Clifford, Vice President
   Francis D. Gannon, Vice President
   Nancy Kelly, Vice President
   J. Steven Neamtz, Vice President
   Robert M. Zakem, Secretary
   Peter C. Sutton, Treasurer
   Peter E. Pisapia, Assistant Secretary
   Abbe P. Stein, Assistant Secretary
   Laura E. Filippone, Assistant Treasurer
   Donna M. Handel, Assistant Treasurer
   Cheryl L. Hawthorne, Assistant Treasurer

Investment Adviser
   SunAmerica Asset Management Corp.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Distributor
   SunAmerica Capital Services, Inc.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Shareholder Servicing Agent
   SunAmerica Fund Services, Inc.
   The SunAmerica Center
   733 Third Avenue
   New York, NY 10017-3204

Custodian and Transfer Agent
   State Street Bank and Trust Company
   P.O. Box 419572
   Kansas City, MO 64141-6572

This report is submitted solely for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.




Distributed by:
SunAmerica Capital Services, Inc.

[LOGO OF AIG] Member of American International Group, Inc.

INSAN-9/00